UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

777 East Wisconsin Avenue, 10th Floor

Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)	Insert full text of semi-annual or annual report here.

Annual Report

December 31, 2020

1919 FINANCIAL SERVICES FUND

1919 MARYLAND TAX-FREE INCOME FUND

1919 SOCIALLY RESPONSIVE BALANCED FUND

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the 1919 Funds will send a notice, either by mail or e-mail, each time an updated report is available on the Funds' website (www.1919funds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-844-828-1919.

Table of Contents

1919 Financial Services Fund
Letter to shareholders	1
Fund performance	4
Fund expenses	6
Fund at a glance	7
Schedule of investments	8
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
1919 Maryland Tax-Free Income Fund
Letter to shareholders	17
Fund performance	20
Fund expenses	22
Fund at a glance	23
Schedule of investments	24
Statement of assets and liabilities	28
Statement of operations	29
Statements of changes in net assets	30
Financial highlights	31
1919 Socially Responsive Balanced Fund
Letter to shareholders	34
Fund performance	37
Fund expenses	39
Fund at a glance	40
Schedule of investments	41
Statement of assets and liabilities	49
Statement of operations	50
Statements of changes in net assets	51
Financial highlights	52
Notes to financial statements	55
Report of independent registered public accounting firm	68
Other information	70
Approval of investment advisory agreement	72
Trustee and officer information	75
Privacy notice	78
Directory of Funds' service providers	Back Cover

1919 Funds 2020 Annual Report

1919 Financial Services Fund
Letter to shareholders (unaudited)

Dear Shareholder,

By most accounts, 2020 was a tragic year following the COVID-19 pandemic related deaths of over 250,000 Americans along with well over 1 million worldwide. Unemployment also reached historic levels from rapid decimation of many service-based industries including restaurants, travel and hospitality. Despite this devastation, the S&P 500 Index along with the S&P 500 Financials Index bottomed in late March as it followed the familiar pattern of pricing in what was going to happen several months ahead, in this case the economic recovery that began to be evident by the 3rd quarter of 2020.

Generally bank and many financial stocks realized a sharper price recovery beginning in the 4th quarter 2020. Drivers here were more confidence in successful COVID-19 vaccines that would help to aid the recovery, more confidence in the overall credit environment, and successful pandemic related Fed stress tests for large cap banks released in December. For 2021, we expect several industry catalysts that are already in place to fuel the performance of the financial sector. These catalysts include earnings acceleration across many industries driven by faster revenue growth, improving credit quality, well-managed expenses, and increasing capital return along with a backdrop of attractive sector valuations. As we focus on 2021, we will continue to employ proprietary, fundamental research with an emphasis on quality, risk management, and diversification.

For the twelve months ended December 31, 2020, the 1919 Financial Services Fund I Shares returned 0.35%. The Fund's unmanaged benchmarks, the S&P 500 Index and S&P 500 Financials Index, returned 18.40% and -1.69%, respectively, for the same period.

How did we respond to these changing market conditions?

The changes to the Fund's investments were stock specific and also considered the emerging risks bought on by the pandemic. We added to a number of small cap and large cap banks, capital markets, and insurance companies, especially those we believed were better equipped to manage through the environment. We pared back or sold several positions with weaker

1919 Funds 2020 Annual Report

1919 Financial Services Fund
Letter to shareholders (unaudited) (cont'd)

fundamentals or those that were viewed as more fully valued to better position the portfolio for eventual economic and market recovery.

What were the leading contributors to performance?

Our selection of midcap banks and financial technology contributed the most to performance. The top five performing stocks were Silvergate Capital Corp. Class A, SVB Financial Group, Visa Inc. Class A, Ameriprise Financial, Inc., and Global Payments Inc. These companies benefitted from strong relative Earnings Per Share (EPS) growth from unique secular trends in the respective industries.

What were the leading detractors to performance?

The five stocks that performed the worst were Discover Financial Services, Boston Properties Inc., Heritage Financial Corp., Bryn Mawr Bank Corp., and BOK Financial Corp. These companies generally underperformed due to concerns over the pandemic's impact on their earnings outlooks.

Thank you for your investment in 1919 Financial Services Fund. As always we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Christopher J. Perry, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Lee Robertson, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Charlie King, CFA
Portfolio Manager
1919 Investment Counsel, LLC

S&P 500 Index — The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

S&P 500 Financials Index — The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector.

One cannot invest directly in an index.

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Opinions expressed herein are as of 12/31/20 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of

1919 Funds 2020 Annual Report

Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2020 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2020 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns* as of December 31, 2020

	1 Year	5 Year	10 Year
1919 Financial Services Fund Class A
With Sales Charges†
Class A	-5.70%	8.47%	10.68%
Class C	-1.59	9.00	10.56
Without Sales Charges
Class A	0.05	9.76	11.34
Class C	-0.64	9.00	10.56
Class I	0.35	10.10	11.71
S&P 500 Index(i)	18.40	15.22	13.88
S&P Financials Index(ii)	1.69	11.12	10.78

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2020, the total annual operating expense ratios for Class A, Class C and Class I were 1.37%, 2.09% and 1.09% respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease, and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The S&P 500 Financials Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	30.83%	$1,000.00	$1,308.30	1.49%	$8.65
Class C	30.36	1,000.00	1,303.60	2.21	12.80
Class I	31.05	1,000.00	1,310.50	1.21	7.03

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.51%	$1,000.00	$1,017.65	1.49%	$7.56
Class C	2.51	1,000.00	1,014.03	2.21	11.19
Class I	2.51	1,000.00	1,019.05	1.21	6.14

1  For the six months ended December 31, 2020.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

1919 Funds 2020 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2020 Annual Report

Schedule of investments

December 31, 2020

1919 Financial Services Fund

Security	Shares	Value
Common Stocks — 98.0%
Capital Markets — 3.8%
Ameriprise Financial Inc.	15,425	$2,997,540
CME Group Inc.	17,000	3,094,850
Total Capital Markets		6,092,390
Commercial Banks — 55.5%
Altabancorp	97,000	2,708,240
Bank of America Corp.	271,000	8,214,010
Banner Corp.	80,142	3,733,816
BOK Financial Corp.	8,314	569,343
Bryn Mawr Bank Corp.	70,000	2,141,650
Coastal Financial Corp/WA*	75,000	1,575,000
Columbia Banking System Inc.	68,805	2,470,100
Comerica Inc.	12,000	670,320
Farmers & Merchants Bank of Long Beach	200	1,325,000
Fifth Third Bancorp	94,400	2,602,608
First Financial Bancorp	57,000	999,210
First Foundation Inc.	123,000	2,460,000
First Western Financial Inc.*	69,000	1,350,330
HBT Financial Inc.	60,000	909,000
Heritage Financial Corp.	128,000	2,993,920
JPMorgan Chase & Co.	69,310	8,807,222
Level One Bancorp Inc.	37,000	748,510
Pacific Premier Bancorp Inc.	71,263	2,232,670
PNC Financial Services Group Inc.	18,000	2,682,000
QCR Holdings Inc.	100,300	3,970,877
Silvergate Capital Corp.*	52,000	3,864,120
SmartFinancial Inc.	61,000	1,106,540
South State Corp.	47,309	3,420,440
Sterling Bancorp	180,200	3,239,996
Stock Yards Bancorp Inc.	60,000	2,428,800
SVB Financial Group*	15,800	6,127,714
TCF Financial Corp.	28,648	1,060,549
Truist Financial Corp.	86,905	4,165,356
U.S. Bancorp	77,000	3,587,430
Univest Corp. of Pennsylvania	55,126	1,134,493
Webster Financial Corp.	48,895	2,060,924
Western Alliance Bancorp	66,000	3,956,700
Total Commerical Banks		89,316,888

1919 Funds 2020 Annual Report

1919 Financial Services Fund

Security	Shares	Value
Diversified Financial Services — 8.1%
Alerus Financial Corp.	55,000	$1,505,350
Charles Schwab Corp.	116,000	6,152,640
Intercontinental Exchange Inc.	21,000	2,421,090
Voya Financial Inc.	51,000	2,999,310
Total Diversified Financial Services		13,078,390
Insurance — 11.7%
American Financial Group Inc.	22,650	1,984,593
Brown & Brown Inc.	64,000	3,034,240
Chubb Limited	45,500	7,003,360
Hanover Insurance Group Inc.	21,000	2,455,320
Marsh & McLennan Cos Inc.	25,500	2,983,500
RenaissanceRe Holdings Ltd	8,000	1,326,560
Total Insurance		18,787,573
IT Services — 12.2%
Black Knight Inc.*	17,000	1,501,950
Fidelity National Information Services Inc.	19,787	2,799,069
Fiserv Inc.*	22,680	2,582,345
Global Payments Inc.	18,699	4,028,138
I3 Verticals Inc., Class A Shares*	62,480	2,074,336
Visa Inc., Class A Shares	30,500	6,671,265
Total IT Services		19,657,103
Professional Services — 0.7%
Verisk Analytics Inc.	5,500	1,141,745
Total Professional Services		1,141,745
Real Estate Investment Trusts (REITs) — 1.4%
Boston Properties Inc.	10,000	945,300
Crown Castle International Corp.	8,000	1,273,520
Total Real Estate Investment Trusts (REITs)		2,218,820
Thrifts & Mortgage Finance — 4.6%
Bridgewater Bancshares Inc.*	133,000	1,661,170
FS Bancorp Inc.	17,000	931,600
Riverview Bancorp Inc.	90,000	473,400
Territorial Bancorp Inc.	53,000	1,273,590
WSFS Financial Corp.	67,803	3,042,999
Total Thrifts & Mortgage Finance		7,382,759
Total Common Stocks (Cost — $86,746,336)		157,675,668

1919 Funds 2020 Annual Report

Schedule of investments (cont'd)

December 31, 2020

1919 Financial Services Fund

Security	Shares	Value
Short-Term Investment — 2.0%
Fidelity Investments Money Market — Government Portfolio — Class I — 0.01%(a)	3,153,539	$3,153,539
Total Short-Term Investment (Cost — $3,153,539)		3,153,539
Total Investments — 100.0% (Cost — $89,899,875)		160,829,207
Liabilities in Excess of Other Assets — 0.0%		(32,395)
Total Net Assets — 100.0%		$160,796,812

Notes:

*  Non-income producing security

(a)  The rate reported is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Financial Services Fund

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in securities at value (cost $89,899,875)	$160,829,207
Cash	2,450
Foreign currency at value (cost $18,177)	18,330
Receivable for Fund shares sold	173,389
Dividends and interest receivable	164,595
Prepaid expenses	27,556
Total Assets	161,215,527
Liabilities:
Payable for Fund shares repurchased	55,649
Advisory fees payable	105,668
Distribution fees payable	131,414
Accrued other expenses	125,984
Total Liabilities	418,715
Net Assets	$160,796,812
Components of Net Assets:
Paid-in capital	$88,250,842
Total distributable earnings	72,545,970
Net Assets	$160,796,812
Class A:
Net Assets	$67,047,270
Shares Issued and Outstanding (unlimited shares authorized, no par value)	2,494,860
Net Asset Value and Redemption Price	$26.87
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$28.51
Class C:
Net Assets	$26,404,010
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,078,721
Net Asset Value, Redemption Price* and Offering Price Per Share	$24.48
Class I:
Net Assets	$67,345,532
Shares Issued and Outstanding (unlimited shares authorized, no par value)	2,478,081
Net Asset Value, Redemption Price and Offering Price Per Share	$27.18

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Financial Services Fund

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividend income (Net of foreign tax of $133)	$3,511,373
Investment interest income	14,645
Total Investment Income	3,526,018
Expenses:
Advisory fees (Note 3)	1,219,195
Distribution fees (Note 6)	422,978
Transfer agent fees and expenses (Note 3 & Note 6)	282,918
Administration and fund accounting fees (Note 3)	101,282
Registration fees	53,288
Shareholder reporting fees	40,909
Legal fees	25,782
Custody fees (Note 3)	17,291
Audit fees	15,498
Trustees' fees (Note 3)	14,961
Compliance fees (Note 3)	6,114
Insurance fees	4,219
Miscellaneous	25,320
Total Expenses	2,229,755
Net Investment Income	1,296,263
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on investments	7,237,122
Net change in unrealized appreciation/depreciation on:
Investments	(22,489,957)
Foreign currency	(30)
Translation of assets and liabilities denominated in foreign currency	29
Net Change in Unrealized Appreciation/Depreciation	(22,489,958)
Net Realized and Unrealized Loss on Investments	(15,252,836)
Net Decrease in Net Assets Resulting From Operations	$(13,956,573)

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Financial Services Fund

Statements of changes in net assets

For the year ended December 31,	2020	2019
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,296,263	$1,348,132
Net realized gain	7,237,122	7,776,801
Net change in unrealized appreciation/depreciation	(22,489,958)	47,229,086
Net Increase (Decrease) in Net Assets Resulting From Operations	(13,956,573)	56,354,019
Distributions to Shareholders:
Class A	(3,361,622)	(2,919,179)
Class C	(1,214,056)	(1,417,117)
Class I	(3,288,635)	(3,853,198)
Total Distributions to Shareholders	(7,864,313)	(8,189,494)
Capital Transactions:
Net proceeds from shares sold	31,173,827	39,509,263
Reinvestment of distributions	7,298,860	7,613,779
Cost of shares repurchased	(73,071,488)	(100,580,510)
Net Decrease in Net Assets From Capital Transactions	(34,598,801)	(53,457,468)
Total Decrease in Net Assets	(56,419,687)	(5,292,943)
Net Assets:
Beginning of year	217,216,499	222,509,442
End of year	$160,796,812	$217,216,499

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Financial Services Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented:

Class A Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$28.27	$22.77	$27.16	$23.69	$19.28
Income from investment operations:
Net investment income[1]	0.20	0.17	0.05	0.04	0.08
Net realized and unrealized gain (loss) on investments	(0.23)	6.42	(4.08)	3.43	5.02
Total income (loss) from investment operations	(0.03)	6.59	(4.03)	3.47	5.10
Less distributions:
From net investment income	(0.25)	(0.17)	(0.01)	—	(0.06)
From net realized gain on investments	(1.12)	(0.92)	(0.35)	—	(0.63)
Total distributions	(1.37)	(1.09)	(0.36)	—	(0.69)
Net asset value, end of year	$26.87	$28.27	$22.77	$27.16	$23.69
Total return[2]	0.05%	29.10%	-14.93%	14.65%	26.46%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$67,047	$78,401	$71,082	$118,310	$92,948
Ratios to average net assets Gross expenses	1.46%	1.37%	1.33%	1.37%	1.46%
Net Expenses[3]	1.46	1.37	1.33	1.37	1.46[4]
Net investment income	0.86	0.64	0.19	0.16	0.43
Portfolio turnover rate	2%	8%	18%	4%	8%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.50% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.46%. See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

For a share of beneficial interest outstanding through each year presented:

Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.82	$20.88	$25.12	$22.07	$18.06
Income from investment operations:
Net investment income (loss)[1]	0.03	(0.02)	(0.13)	(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.23)	5.88	(3.76)	3.18	4.68
Total income (loss) from investment operations	(0.20)	5.86	(3.89)	3.05	4.64
Less distributions:
From net investment income	(0.02)	—	—	—	—
From net realized gain on investments	(1.12)	(0.92)	(0.35)	—	(0.63)
Total distributions	(1.14)	(0.92)	(0.35)	—	(0.63)
Net asset value, end of year	$24.48	$25.82	$20.88	$25.12	$22.07
Total return[2]	-0.64%	28.21%	-15.57%	13.82%	25.67%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$26,404	$40,880	$46,763	$53,667	$37,271
Ratios to average net assets Gross expenses	2.16%	2.09%	2.05%	2.08%	2.19%
Net Expenses[3]	2.16	2.09	2.05	2.08	2.13[4]
Net investment income (loss)	0.15	(0.09)	(0.52)	(0.55)	(0.24)
Portfolio turnover rate	2%	8%	18%	4%	8%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.25% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 2.13%. See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Financial Services Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented:

Class I Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$28.56	$22.98	$27.41	$23.90	$19.42
Income from investment operations:
Net investment income[1]	0.27	0.24	0.13	0.11	0.17
Net realized and unrealized gain (loss) on investments	(0.22)	6.50	(4.13)	3.45	5.08
Total income (loss) from investment operations	0.05	6.74	(4.00)	3.56	5.25
Less distributions:
From net investment income	(0.31)	(0.24)	(0.08)	(0.05)	(0.14)
From net realized gain on investments	(1.12)	(0.92)	(0.35)	—	(0.63)
Total distributions	(1.43)	(1.16)	(0.43)	(0.05)	(0.77)
Net asset value, end of year	$27.18	$28.56	$22.98	$27.41	$23.90
Total return[2]	0.35%	29.49%	-14.72%	14.95%[3]	27.01%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$67,346	$97,936	$104,664	$80,979	$42,003
Ratios to average net assets Gross expenses	1.17%	1.09%	1.06%	1.11%	1.18%
Net Expenses[4]	1.17	1.09	1.06	1.10[5]	1.05[5]
Net investment income	1.14	0.92	0.49	0.44	0.84
Portfolio turnover rate	2%	8%	18%	4%	8%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Total return reflects adjustments to conform to generally accounting principles.

4  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class I shares. See Note 3. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.05%.

5  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to shareholders (unaudited)

Dear Shareholder,

The municipal bond market weathered a remarkable year of volatility as local governments grappled with an unprecedented pandemic-driven recession within the backdrop of a hyper-charged election year. Despite the brutal economic downturn that was more damaging than the credit crisis a decade ago, total returns for calendar year 2020 were surprisingly strong. The Bloomberg Barclays Municipal Bond Index, a broad proxy for the investment grade municipal bond market and the 1919 Maryland Tax-Free Income Fund's primary benchmark, returned a sturdy 5.21% for the calendar year. The 1919 Maryland Fund's performance trailed the broad index as the I-shares returned 3.79% for the twelve-month period, primarily due to the Fund's defensive positioning compared to the index. Despite trailing the Fund's primary benchmark, the I-shares finished the year a respectable 10th of 23 funds within its Lipper peer group, the Maryland Municipal Debt Funds, (Based on total returns, Lipper ranked the I-shares 13th of 18 funds and 11th of 17 funds for the 5- and 10-year periods as of 12/31/2020, respectively) while outperforming the category average by 4 basis points.

Following a sharp market sell-off in March when the virus's impact was uncertain, the Federal Reserve reacted with a strong monetary response which employed the traditional playbook of lowering interest rates and buying treasury and mortgage-backed bonds. In addition, the Federal Reserve crafted more creative and targeted tools in the form of lending facilities to stressed municipal entities, all of which successfully calmed market jitters. As forced shut-downs started taking a toll on the economy, Congress provided additional support in the form of the CARES Act, which provided direct funds to individuals and other entities negatively impacted by the pandemic. Confidence was ultimately restored, allowing inflows into municipal bond mutual funds to surge.

Meanwhile, traditional tax-free municipal bond issuance for capital projects was stagnant as local officials postponed borrowing money to fund infrastructure projects while additional federal stimulus dollars were still being debated. Refunding issuance, traditionally a meaningful percentage of total supply, has been redirected to the taxable municipal market due to

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to shareholders (unaudited) (cont'd)

recent tax code changes, further aggravating the shortfall in available bonds. The result was a yield environment near all-time lows by year-end, with relative value versus taxable bonds exceedingly rich as the prospect for tax increases under a Biden Administration underpinned demand for tax-free investments.

Since the ability to earn meaningful incremental yield by buying longer maturity, riskier bonds, was limited, we decided to maintain our long standing defensive positioning in the form of a below benchmark duration given what we believe is an asymmetric risk profile within the market. While the early monetary and bipartisan fiscal response to the health crisis was heartening, subsequent inaction and lack of additional funding to state and local governments leaves municipalities vulnerable, and we believe the credit risks are not properly priced into the market. Since the vaccine is now a reality, we would prefer direct federal subsidies to make local governments whole until tax revenues revive and COVID-19-related expenses subside, similar to the CARES Act crafted early in the pandemic. The odds of such a response increased following the Presidential election and Georgia run-offs in the Senate, although remain uncertain and will take time to come to fruition.

Thankfully, in most instances, revenue shortfalls have not materialized to the degree anticipated last spring. However, state and local expenses have risen as the federal government has delegated the pandemic response to local governments. In the absence of further stimulus, rainy day funds have borne the brunt of the fiscal challenges, and in many cases are severely diminished. Fortunately, as a legacy of the previous financial crisis, states had increased their rainy day funds to the highest levels in decades. Maryland's Rainy Day Fund was in excellent shape coming into the pandemic, peaking at $1.3 billion before being spent down to approximately $1.2 billion during the pandemic. In October 2020, another $250 million was utilized to support small businesses, and $50 million was tapped to help struggling restaurants. As we move forward in 2021, there are sufficient rainy day funds to meet other pandemic-related expenses as needed and provide a lifeline to the state's municipalities and authorities who were hardest hit.

Sincerely,

R. Scott Pierce, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Lauren K. Webb, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Basis point — a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Bloomberg Barclays Municipal Bond Index — an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. One cannot invest in an index.

1919 Funds 2020 Annual Report

Duration — commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Investment grade — a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

Lipper Rankings represent a fund's total-return rank relative to all funds that have the same Lipper Category. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. It is based on Lipper total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/20 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk; Principal loss is possible. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of Maryland issues. The Fund is susceptible to adverse economic, political, tax, or regulatory changes specific to Maryland, which may magnify other risks and make the Fund more volatile than a municipal bond fund that invests in more than one state. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. Please see the Fund's prospectus for a more complete discussion of these and other risks, and the Fund's investment strategies.

Nothing contained in this communication constitutes tax or investment advice.

Investors must consult their tax advisor for advice and information concerning their particular situation.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2020 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2020 Annual Report

Total Returns* as of December 31, 2020

	1 Year	5 Year	10 Year
1919 Maryland Tax-Free Income Fund
With Sales Charges†
Class A	-0.71%	1.61%	2.72%
Class C	2.13	1.93	2.59
Without Sales Charges
Class A	3.70	2.50	3.16
Class C	3.13	1.93	2.59
Class I	3.79	2.64	3.33
Bloomberg Barclays Municipal Bond Index(ii)	5.21	3.91	4.63

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 4.25% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2020, the total gross annual operating expense ratios for Class A, Class C and Class I were 1.07%, 1.61% and 0.93%, respectively. The total net annual operating expense ratios for Class A, Class C and Class I were 0.75%(ii), 1.30%(ii) and 0.60%(ii), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index was previously named the Barclays Municipal Bond Index.

(ii)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2022.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.10%	$1,000.00	$1,021.00	0.75%	$3.81
Class C	1.82	1,000.00	1,018.20	1.30	6.59
Class I	2.11	1,000.00	1,021.10	0.60	3.05

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.51%	$1,000.00	$1,021.37	0.75%	$3.81
Class C	2.51	1,000.00	1,018.60	1.30	6.60
Class I	2.51	1,000.00	1,022.12	0.60	3.05

1  The six months ended December 31, 2020.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

1919 Funds 2020 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2020 Annual Report

Schedule of investments

December 31, 2020

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.7%
Education — 12.1%
Maryland Stadium Authority	5.000%	5/1/42	$2,000,000	$2,469,260
Maryland State EDC, Student Housing Revenue Bonds:
Maryland Economic Development Corp.	5.000%	7/1/36	250,000	255,695
Salisbury University Project	5.000%	6/1/27	455,000	482,477
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	1,959,779
University of Maryland, College Park Projects	5.000%	7/1/31	500,000	507,015
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,645,971
Good Samaritan Hospital of Maryland(b)	0.070%	4/1/35	1,000,000	1,000,000
Johns Hopkins University	5.000%	7/1/21	2,000,000	2,047,580
Maryland Institute College of Art	4.000%	6/1/42	250,000	263,977
Total Education				10,631,754
Health Care — 32.8%
County of Baltimore, Maryland
Oak Crest Village Inc.	5.000%	1/1/30	495,000	566,102
Oak Crest Village Inc.	4.000%	1/1/40	500,000	549,210
Riderwood Village Obligated Group	4.000%	1/1/45	1,000,000	1,092,890
County of Prince George's, MD, COPS	3.000%	10/1/31	2,500,000	2,824,525
Maryland State EDC, Howard Hughes Medical Institute(b)	0.090%	2/15/43	3,100,000	3,100,000
Maryland State Health & Higher EFA Revenue Bonds:
Adventist Rehabilitation Hospital	5.500%	1/1/27	1,250,000	1,558,125
Broadmead Inc.	4.250%	7/1/40	1,150,000	1,254,949
Carroll Hospital Center Inc.	5.000%	7/1/21	1,005,000	1,026,406
Greater Baltimore Medical Center Inc.(b)	0.250%	7/1/25	600,000	600,000
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	4,079,490
James Lawrence Kernan Hospital(b)	0.110%	7/1/41	4,520,000	4,520,000
Luminis Health Obligated Group(b)	0.090%	7/1/43	800,000	800,000
MedStar Health Obligated Group	5.000%	5/15/42	2,000,000	2,417,240
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,202,016
UPMC Obligated Group	4.000%	4/15/45	1,000,000	1,157,570
Total Health Care				28,748,523
Housing — 10.8%
Maryland Community Development Administration Local Government Infrastructure	4.000%	6/1/47	1,000,000	1,109,670
Maryland State Community Development Administration, Department of Housing and Community Development:
Bolton North LP	3.350%	9/15/34	1,000,000	1,091,450
Residential, Series A	3.850%	9/1/42	1,000,000	1,107,620

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Housing — continued
Residential, Series D	2.100%	9/1/40	$2,000,000	$2,019,000
Residential, Series D	2.150%	9/1/42	3,000,000	3,008,220
Montgomery County Housing Opportunites Commission	3.050%	7/1/44	1,000,000	1,074,950
Total Housing				9,410,910
Industrial Revenue — 0.6%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	525,000	525,935
Total Industrial Revenue				525,935
Leasing — 1.2%
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	1,000,000	1,018,140
Total Leasing				1,018,140
Local General Obligation — 11.6%
Anne Arundel County, Maryland, GO Bonds, Water & Sewer	4.000%	4/1/27	1,150,000	1,243,599
County of Baltimore, Maryland	5.000%	3/1/30	1,000,000	1,266,640
County of Howard, Maryland	4.000%	8/15/45	2,000,000	2,441,700
County of Montgomery, Maryland(b)	0.110%	11/1/37	1,150,000	1,150,000
County of Prince George's, Maryland	5.000%	7/15/40	1,750,000	2,235,187
State of Maryland	4.000%	8/1/29	500,000	545,465
State of Maryland	5.000%	3/15/31	1,000,000	1,266,620
Total Local General Obligation				10,149,211
Pre-Refunded/Escrowed to Maturity (a) — 14.1%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,184,750
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	3.000%	2/15/29	3,000,000	3,177,510
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.000%	2/15/25	5,000,000	5,027,250
Total Pre-Refunded/Escrowed to Maturity				12,389,510
Transporatation — 9.0%
Maryland Economic Development Corp., Air Cargo Obligated Group	4.000%	7/1/44	1,795,000	2,010,131
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	4.000%	5/1/30	3,000,000	3,680,520
Maryland State Transportation Authority Transportation Facilities Project Revenue	3.000%	7/1/31	2,000,000	2,227,180
Total Transporatation				7,917,831

1919 Funds 2020 Annual Report

Schedule of investments (cont'd)

December 31, 2020

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Water & Sewer — 6.5%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	$615,000	$644,366
Water Projects, FGIC	5.000%	7/1/24	615,000	644,016
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds(b)	0.070%	6/1/23	3,150,000	3,150,000
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.000%	6/1/37	1,000,000	1,215,700
Total Water & Sewer				5,654,082
Total Municipal Bonds (Cost $80,280,234)				86,445,896
Investments in Securities at Value — 98.7% (Cost — $80,280,234)				86,445,896
Other Assets in Excess of Liabilities — 1.3%				1,120,299
Total Net Assets — 100.0%				$87,566,195

(a)  Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)  Variable rate security. Rate is determined on a periodic basis by Remarketing Agents to make a market for the bonds. Interest rate disclosed is rate at period end.

Abbreviations used in this schedule:

AMBAC  — American Municipal Bond Assurance Corporation — Insured Bonds

COPS  — Community Oriented Policing Services

EDC  — Economic Development Corporation

EDR  — Economic Development Revenue

EFA  — Educational Facilities Authority

FGIC  — Financial Guaranty Insurance Company — Insured Bonds

GO  — General Obligation

LP  — Limited Partnership

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund

Ratings table* (unaudited)

Standard & Poor's/Moody's/Fitch**
AAA/Aaa	25.1%
AA/Aa	45.8%
A	17.0%
BBB/Baa	11.2%
BB/Bb	0.9%
100.0%

*  As a percentage of total investments.

**  The ratings shown are based on each portfolio security's rating as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in securities at value (cost $80,280,234)	$86,445,896
Cash	240,321
Receivable for Fund shares sold	13,110
Interest receivable	1,019,042
Prepaid expenses	21,422
Total Assets	87,739,791
Liabilities:
Payable for Fund shares repurchased	63,729
Distributions to shareholders	15,650
Advisory fees payable	14,310
Distribution fees payable	11,363
Accrued other expenses	68,544
Total Liabilities	173,596
Net Assets	$87,566,195
Components of Net Assets:
Paid-in capital	$83,963,887
Total distributable earnings	3,602,308
Net Assets	$87,566,195
Class A:
Net Assets	$55,439,193
Shares Issued and Outstanding (unlimited shares authorized, no par value)	3,487,553
Net Asset Value and Redemption Price	$15.90
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$16.61
Class C:
Net Assets	$7,435,555
Shares Issued and Outstanding (unlimited shares authorized, no par value)	467,731
Net Asset Value, Redemption Price* and Offering Price Per Share	$15.90
Class I:
Net Assets	$24,691,447
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,552,540
Net Asset Value, Redemption Price and Offering Price Per Share	$15.90

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest Income	$2,537,129
Expenses:
Advisory fees (Note 3)	466,716
Distribution fees (Note 6)	135,046
Transfer agent fees and expenses (Note 3 & Note 6)	107,392
Administration and fund accounting fees (Note 3)	91,989
Registration fees	41,771
Legal fees	25,553
Audit fees	20,600
Trustees' fees (Note 3)	15,029
Shareholder reporting fees	9,803
Compliance fees (Note 3)	6,259
Custody fees (Note 3)	4,583
Insurance fees	3,292
Interest expense	233
Miscellaneous	9,938
Total Expenses	938,204
Expenses waived by the Adviser (Note 3)	(293,780)
Net Expenses	644,424
Net Investment Income	1,892,705
Realized and Unrealized Gain on Investments
Net Realized Gain	16,885
Net Change in Unrealized Appreciation/Depreciation	1,146,136
Net Realized and Unrealized Gain on Investments	1,163,021
Net Increase in Net Assets Resulting From Operations	$3,055,726

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund

Statements of changes in net assets

For the year ended December 31,	2020	2019
Increase in Net Assets From:
Operations:
Net investment income	$1,892,705	$2,133,307
Net realized gain on investments	16,885	83,820
Net change in unrealized appreciation/depreciation on investments	1,146,136	1,786,475
Net Increase in Net Assets Resulting From Operations	3,055,726	4,003,602
Distributions to Shareholders:
Class A	(1,247,401)	(1,445,663)
Class C	(124,987)	(244,394)
Class I	(520,317)	(443,250)
Total Distributions to Shareholders	(1,892,705)	(2,133,307)
Capital Transactions:
Net proceeds from shares sold	14,557,238	19,552,600
Reinvestment of distributions	1,654,461	1,857,643
Cost of shares repurchased	(13,960,344)	(23,514,821)
Net Increase (Decrease) in Net Assets From Capital Transactions	2,251,355	(2,104,578)
Total Increase (Decrease) in Net Assets	3,414,376	(234,283)
Net Assets:
Beginning of year	84,151,819	84,386,102
End of year	$87,566,195	$84,151,819

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented.

Class A Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.68	$15.34	$15.63	$15.86	$16.15
Income (loss) from investment operations:
Net investment income[1]	0.35	0.40	0.45	0.44	0.55
Net realized and unrealized gain (loss) on investments	0.22	0.34	(0.29)	(0.23)	(0.29)
Total income from investment operations	0.57	0.74	0.16	0.21	0.26
Less distributions:
From net investment income	(0.35)	(0.40)	(0.45)	(0.44)	(0.55)
Total distributions	(0.35)	(0.40)	(0.45)	(0.44)	(0.55)
Net asset value, end of year	$15.90	$15.68	$15.34	$15.63	$15.86
Total return[2]	3.70%	4.87%	1.04%	1.34%	1.59%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$55,439	$57,000	$55,710	$69,068	$88,823
Ratios to average net assets Gross expenses	1.09%	1.07%	1.04%	0.97%	0.95%
Net Expenses[3]	0.75[4]	0.75[4]	0.75	0.75	0.75
Net investment income	2.24	2.57	2.92	2.80	3.39
Portfolio turnover rate	27%	21%	43%	23%	25%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.75% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented.

Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.68	$15.34	$15.63	$15.86	$16.15
Income (loss) from investment operations:
Net investment income[1]	0.27	0.32	0.36	0.35	0.46
Net realized and unrealized gain (loss) on investments	0.22	0.34	(0.29)	(0.23)	(0.29)
Total income from investment operations	0.49	0.66	0.07	0.12	0.17
Less distributions:
From net investment income	(0.27)	(0.32)	(0.36)	(0.35)	(0.46)
Total distributions	(0.27)	(0.32)	(0.36)	(0.35)	(0.46)
Net asset value, end of year	$15.90	$15.68	$15.34	$15.63	$15.86
Total return[2]	3.13%	4.29%	0.49%	0.78%	1.03%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$7,436	$7,875	$14,421	$17,562	$21,243
Ratios to average net assets Gross expenses	1.62%	1.61%	1.59%	1.54%	1.52%
Net Expenses[3]	1.30[4]	1.30[4]	1.30	1.30	1.30
Net investment income	1.70	2.07	2.37	2.25	2.84
Portfolio turnover rate	27%	21%	43%	23%	25%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.30% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

For a share of beneficial interest outstanding through each year presented.

Class I Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.69	$15.35	$15.63	$15.87	$16.16
Income (loss) from investment operations:
Net investment income[1]	0.37	0.42	0.47	0.46	0.57
Net realized and unrealized gain (loss) on investments	0.22	0.34	(0.28)	(0.24)	(0.29)
Total income from investment operations	0.59	0.76	0.19	0.22	0.28
Less distributions:
From net investment income	(0.38)	(0.42)	(0.47)	(0.46)	(0.57)
Total distributions	(0.38)	(0.42)	(0.47)	(0.46)	(0.57)
Net asset value, end of year	$15.90	$15.69	$15.35	$15.63	$15.87
Total return[2]	3.79%	5.02%	1.26%	1.43%	1.74%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$24,691	$19,277	$14,256	$15,411	$15,849
Ratios to average net assets Gross expenses	0.96%	0.93%	0.90%	0.88%	0.89%
Net Expenses[3]	0.60[4]	0.60[4]	0.60	0.60	0.60
Net investment income	2.38	2.69	3.06	2.94	3.54
Portfolio turnover rate	27%	21%	43%	23%	25%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.60% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund
Letter to shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Socially Responsive Balanced Fund ("the Fund") through December 31, 2020.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we reduced exposure to travel and leisure, consumer discretionary, and real estate in response to the COVID-19 pandemic. We saw opportunity and increased exposure to the Information Technology and Communication Services sectors. During the second half of the year we added to the Industrials, Financials, and Consumer Discretionary sectors while reducing exposure to the Information Technology sector.

Throughout the year, we remained overweight in the Health Care, Industrials, and Information Technology sectors and maintained our underweight positioning in the Energy, Real Estate, and Utilities sectors.

In the fixed-income portion of the Fund, we remained overweight Corporates and were very active in the new issue market, in particular, during and immediately following the chaos that began in March due to the pandemic. We added several green, sustainability, social impact and diversity & inclusion bonds. As the curve was relatively flat early on and we expected a steepening of the curve, we purchased primarily in the intermediate area. The Fed immediately cut rates back to zero in order to help stabilize the markets and economy. With the curve steepening throughout the year, we were able to add duration during periods of pullbacks.

In the equity portion of the Fund, our stock selection in the Information Technology, Industrials, Consumer Staples, Communication Services, Health Care and Utilities contributed to relative performance in 2020. In terms of sector positioning, our overweighting in the Information Technology sector and underweighting of the Energy and Financials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Apple Inc, Amazon.com Inc., Microsoft Corp., PayPal Holdings Inc., and NVIDIA Corp.

1919 Funds 2020 Annual Report

The leading contributor to performance in the fixed-income portion of the Fund was the overweight to the corporate sector. On an individual security basis, the largest contributors to return were Federal Home Loan Bank 3.25% 11/16/28, Abbvie Inc. 4.4% 11/6/42, MetLife Inc. 4.55% 3/23/30, U.S. Treasury 2.75% 2/15/28, and Goldman Sachs Group Inc. 3.5%.

In the equity portion of the Fund, our stock selection in the Real Estate, Consumer Discretionary, and Financials sectors detracted from relative results for the year. In terms of sector positioning, our overweighting of the Industrials and Consumer Staples sectors and our underweighting of the Communication Services sector detracted from performance. On an individual stock basis, the largest detractors from performance were Discover Financial, Citizens Financial, Royal Caribbean, Simon Property Group LP, and Boston Scientific Corp.

In the fixed-income portion of the Fund, the leading detractor to performance was a duration shorter than the benchmark, as rates ended the year lower than where they began. On an individual security basis, the largest detractors from performance were GNR 2020-194 AD, Verizon Communications Inc. 1.75% 1/20/31, GNMA II 15yr Pool #MA6310 3.00% 12/20/34, FHLMC 15yr Pool #G12379 4.5% 6/1/21 and FNMA 30yr Pool #490446 6.5% 3/1/29.

Thank you for your investment in the 1919 Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Robert Huesman, CFA
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Alison Bevilacqua
Portfolio Manager (Head of Social Research)
1919 Investment Counsel, LLC

Duration — commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund
Letter to shareholders (unaudited) (cont'd)

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/2020 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2020 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

(Assumes reinvestment of dividends and capital gains)

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2020 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns* as of December 31, 2020

	1 Year	5 Year	10 Year
1919 Socially Responsive Balanced Fund
With Sales Charges†
Class A	13.64%	11.47%	9.01%
Class C	18.77	12.01	8.89
Without Sales Charges
Class A	20.57	12.80	9.66
Class C	19.77	12.01	8.89
Class I	20.93	13.13	9.97
S&P 500 Index(i)	18.40	15.22	13.88
Bloomberg Barclays U.S. Aggregate Index(ii)	7.51	4.44	3.84
Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%)(iii)	15.74	12.16	11.01

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75%. Class C Shares have a CDSC of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2020, the total annual operating expense ratios for Class A, Class C and Class I were 1.26%, 1.94% and 0.92%, respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index was previously named the Barclays Aggregate Bond Index.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	16.89%	$1,000.00	$1,168.90	1.09%	$5.94
Class C	16.51	1,000.00	1,165.10	1.80	9.80
Class I	17.04	1,000.00	1,170.40	0.82	4.47

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.51%	$1,000.00	$1,019.66	1.09%	$5.53
Class C	2.51	1,000.00	1,016.09	1.80	9.12
Class I	2.51	1,000.00	1,021.01	0.82	4.17

1  For the six months ended December 31, 2020.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

1919 Funds 2020 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2020 Annual Report

Schedule of investments

December 31, 2020

1919 Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 65.1%
Communication Services — 7.0%
Alphabet Inc., Class A Shares*	6,879	$12,056,411
Facebook Inc., Class A*	27,686	7,562,708
Netflix Inc.*	12,038	6,509,308
Walt Disney Co/The	46,175	8,365,986
Total Communication Services		34,494,413
Consumer Discretionary — 7.0%
Amazon.com Inc.*	4,643	15,121,926
BorgWarner Inc.	51,246	1,980,146
Home Depot Inc/The	27,686	7,353,955
National Vision Holdings Inc.*	71,709	3,247,701
TJX Cos Inc.	96,472	6,588,073
Total Consumer Discretionary		34,291,801
Consumer Staples — 5.2%
Beyond Meat Inc.*	12,210	1,526,250
Costco Wholesale Corp.	21,668	8,164,069
Darling Ingredients Inc.*	41,100	2,370,648
Estee Lauder Cos. Inc., Class A Shares	25,279	6,729,017
PepsiCo Inc.	45,227	6,707,164
Total Consumer Staples		25,497,148
Financials — 8.3%
Bank of America Corp.	241,267	7,312,803
Charles Schwab Corp/The	122,955	6,521,533
Chubb Limited	32,329	4,976,080
CME Group Inc.	28,374	5,165,487
Hannon Armstrong Sustainable Infrastructure Capital Inc.	84,435	5,355,712
Prologis Inc.	47,290	4,712,922
Truist Financial Corp.	141,011	6,758,657
Total Financials		40,803,194
Health Care — 9.7%
Boston Scientific Corp.*	176,780	6,355,241
Danaher Corp.	34,909	7,754,685
Genmab A/S*	113,325	4,607,794
IQVIA Holdings Inc.*	31,814	5,700,114
Teleflex Inc.	18,916	7,785,258
Thermo Fisher Scientific Inc.	16,681	7,769,676
UnitedHealth Group Inc.	20,808	7,296,950
Total Health Care		47,269,718

1919 Funds 2020 Annual Report

Schedule of investments (cont'd)

December 31, 2020

1919 Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — 5.0%
Cintas Corp.			19,776	$6,990,025
Eaton Corp. PLC			48,150	5,784,741
Illinois Tool Works Inc.			13,069	2,664,508
Union Pacific Corp.			26,999	5,621,732
Verisk Analytics Inc., Class A			17,197	3,569,925
Total Industrials				24,630,931
Information Technology — 20.5%
Adobe Systems Inc.*			13,241	6,622,089
Apple Inc.			142,731	18,938,976
Autodesk Inc.*			17,197	5,250,932
Broadcom Inc.			10,318	4,517,736
Clarivate PLC*			122,611	3,642,773
Fortinet Inc.*			29,578	4,393,220
Intuit Inc.			12,210	4,637,969
Microsoft Corp.			74,805	16,638,128
NVIDIA Corp.			13,757	7,183,905
PayPal Holdings Inc.*			30,610	7,168,862
QUALCOMM Inc.			30,094	4,584,520
Salesforce.com Inc.*			25,623	5,701,886
SolarEdge Technologies Inc*			14,961	4,774,354
Visa Inc., Class A Shares			29,750	6,507,218
Total Information Technology				100,562,568
Materials — 0.9%
Trex Co Inc.*			49,698	4,160,717
Total Materials				4,160,717
Utilities — 1.5%
American Water Works Co. Inc.			49,182	7,547,961
Total Utilities				7,547,961
Total Common Stocks (Cost — $200,193,585)				319,258,451
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	$40,638	45,580
Total Collateralized Mortgage Obligations (Cost — $41,253)				45,580
Corporate Bonds — 16.9%
Communication Services — 2.5%
Alphabet Inc.	0.450%	8/15/25	1,500,000	1,504,384
AT&T Inc.	4.450%	4/1/24	425,000	474,834

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Communication Services — continued
AT&T Inc.	2.300%	6/1/27	$1,350,000	$1,441,505
AT&T Inc.	4.350%	3/1/29	465,000	554,966
AT&T Inc.	2.750%	6/1/31	1,250,000	1,336,967
Comcast Corp.	3.375%	2/15/25	210,000	232,436
Comcast Corp.	5.650%	6/15/35	600,000	862,308
TWDC Enterprises 18 Corp.	2.300%	2/12/21	1,100,000	1,101,938
Verizon Communications Inc.	4.329%	9/21/28	777,000	936,314
Verizon Communications Inc.	3.875%	2/8/29	410,000	483,275
Verizon Communications Inc.	1.750%	1/20/31	1,325,000	1,320,798
Verizon Communications Inc.	4.500%	8/10/33	350,000	442,076
Verizon Communications Inc.	5.250%	3/16/37	335,000	454,523
Walt Disney Co/The	2.200%	1/13/28	915,000	980,985
Total Communication Services				12,127,309
Consumer Discretionary — 1.6%
Cintas Corp No 2	2.900%	4/1/22	325,000	334,610
Ford Foundation/The	2.415%	6/1/50	625,000	640,193
Lowe's Cos Inc.	1.300%	4/15/28	2,100,000	2,119,959
Starbucks Corp.	2.450%	6/15/26	250,000	270,332
Starbucks Corp.	2.250%	3/12/30	1,255,000	1,331,160
Toyota Motor Credit Corp.	0.450%	7/22/22	2,115,000	2,121,328
Toyota Motor Credit Corp.	1.350%	8/25/23	740,000	760,026
Total Consumer Discretionary				7,577,608
Consumer Staples — 0.2%
PepsiCo Inc.	3.100%	7/17/22	390,000	405,293
PepsiCo Inc.	3.500%	3/19/40	575,000	691,187
Total Consumer Staples				1,096,480
Financials — 7.5%
Affiliated Managers Group Inc.	3.300%	6/15/30	755,000	821,185
Allstate Corp/The	1.450%	12/15/30	1,345,000	1,344,941
Ares Capital Corp.	3.875%	1/15/26	1,825,000	1,979,774
Bank of America Corp. (effective 5/17/2021, 3M US LIBOR + 0.63%)(a)	3.499%	5/17/22	910,000	920,817
Bank of America Corp.(effective 9/25/2024, US SOFR + 0.91)(a)	0.981%	9/25/25	1,650,000	1,669,169
Bank of America Corp. (effective 1/23/2025, 3M US LIBOR + 0.81%)(a)	3.366%	1/23/26	550,000	605,842
Bank of America Corp.	4.183%	11/25/27	525,000	609,529
Bank of Montreal	1.850%	5/1/25	1,000,000	1,050,482
Bank of New York Mellon Corp/The	1.600%	4/24/25	415,000	434,227
BlackRock Inc.	4.250%	5/24/21	400,000	406,188

1919 Funds 2020 Annual Report

Schedule of investments (cont'd)

December 31, 2020

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — continued
BlackRock Inc.	3.250%	4/30/29	$455,000	$524,849
BlackRock Inc.	2.400%	4/30/30	710,000	777,218
Boston Properties LP	4.500%	12/1/28	535,000	640,730
Citigroup Inc.	4.500%	1/14/22	592,000	617,359
Citigroup Inc. (effective 10/30/2023, US SOFR + 0.686)(a)	0.776%	10/30/24	2,200,000	2,215,507
Citigroup Inc.	5.500%	9/13/25	325,000	390,944
Citigroup Inc. (effective 6/3/2030, US SOFR + 2.107)(a)	2.572%	6/3/31	1,500,000	1,600,131
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Rabobank)	4.500%	1/11/21	1,000,000	1,000,704
Goldman Sachs Group Inc.	3.500%	11/16/26	1,830,000	2,055,830
Goldman Sachs Group Inc.	2.600%	2/7/30	1,250,000	1,346,164
Host Hotels & Resorts LP	3.375%	12/15/29	1,300,000	1,338,102
HSBC Holdings PLC	4.000%	3/30/22	635,000	663,760
Intercontinental Exchange Inc.	3.750%	12/1/25	500,000	566,780
JPMorgan Chase & Co. (effective 9/16/2023, US SOFR + 0.60)(a)	0.653%	9/16/24	2,000,000	2,011,129
MetLife Inc.	4.550%	3/23/30	660,000	826,196
PNC Financial Services Group Inc.	2.200%	11/1/24	975,000	1,036,782
Prologis LP	2.250%	4/15/30	870,000	933,423
Prologis LP	1.250%	10/15/30	2,000,000	1,983,188
Prudential Financial Inc.	1.500%	3/10/26	1,570,000	1,630,595
Simon Property Group LP	3.375%	12/1/27	510,000	570,621
State Street Corp.	3.700%	11/20/23	370,000	405,637
State Street Corp.	3.550%	8/18/25	360,000	408,940
State Street Corp. (effective 11/1/2029, US SOFR + 1.49)(a)	3.031%	11/1/34	1,000,000	1,098,303
TD Ameritrade Holding Corp.	2.950%	4/1/22	975,000	1,003,427
Toronto-Dominion Bank	1.150%	6/12/25	1,175,000	1,200,582
Total Financials				36,689,055
Health Care — 1.9%
AbbVie Inc.	4.250%	11/14/28	600,000	719,825
AbbVie Inc.	4.400%	11/6/42	1,120,000	1,408,550
Anthem Inc.	2.875%	9/15/29	530,000	589,902
Bristol-Myers Squibb Co.	3.900%	2/20/28	365,000	432,393
Bristol-Myers Squibb Co.	3.400%	7/26/29	725,000	844,637
Bristol-Myers Squibb Co.	1.450%	11/13/30	1,580,000	1,589,208
CVS Health Corp.	3.875%	7/20/25	910,000	1,031,203
CVS Health Corp.	4.780%	3/25/38	345,000	437,640
Evernorth Health Inc.	3.050%	11/30/22	600,000	628,023
Gilead Sciences Inc.	4.500%	4/1/21	400,000	400,000

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Gilead Sciences Inc.	4.600%	9/1/35	$320,000	$414,263
UnitedHealth Group Inc.	3.500%	8/15/39	515,000	613,505
Total Health Care				9,109,149
Industrials — 0.8%
Johnson Controls International PLC	1.750%	9/15/30	2,225,000	2,273,102
Xylem Inc/NY	1.950%	1/30/28	1,785,000	1,883,368
Total Industrials				4,156,470
Information Technology — 0.7%
Adobe Systems Inc.	2.150%	2/1/27	850,000	912,868
Apple Inc.	2.850%	2/23/23	575,000	604,001
Mastercard Inc.	3.300%	3/26/27	350,000	399,642
Microsoft Corp.	4.200%	11/3/35	565,000	743,505
QUALCOMM Inc. (3M US LIBOR + 0.73%)(b)	0.944%	1/30/23	340,000	344,238
QUALCOMM Inc.	3.450%	5/20/25	500,000	557,056
Total Information Technology				3,561,310
Materials — 0.1%
Nutrien Ltd.	4.200%	4/1/29	425,000	508,534
Total Materials				508,534
Real Estate Investment Trust — 0.3%
Welltower Inc.	2.700%	2/15/27	1,200,000	1,320,593
Total Real Estate Investment Trust				1,320,593
Utilities — 1.3%
Avangrid Inc.	3.800%	6/1/29	650,000	746,543
DTE Electric Co.	4.050%	5/15/48	1,480,000	1,950,416
Duke Energy Carolinas LLC	3.350%	5/15/22	955,000	994,962
Georgia Power Co.	3.250%	4/1/26	345,000	386,459
MidAmerican Energy Co.	3.650%	4/15/29	475,000	564,576
Public Service Co of Colorado	3.200%	3/1/50	520,000	604,109
Union Electric Co.	2.625%	3/15/51	1,280,000	1,341,186
Total Utilities				6,588,251
Total Corporate Bonds (Cost — $77,764,828)				82,734,759
Foreign Government Agency Issues — 0.7%
International Bank for Reconstruction & Development	0.625%	4/22/25	1,620,000	1,636,343
International Bank for Reconstruction & Development	3.125%	11/20/25	930,000	1,050,506
International Finance Corp.	2.000%	10/24/22	785,000	810,515
Total Foreign Government Agency Issues (Cost — $3,324,588)				3,497,364

1919 Funds 2020 Annual Report

Schedule of investments (cont'd)

December 31, 2020

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage Backed Securities — 2.0%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool G12379	4.500%	6/1/21	$17	$18
Gold Pool J04311	6.000%	2/1/22	3,419	3,483
Gold Pool C91417	3.500%	1/1/32	81,845	87,290
Gold Pool A35826	5.000%	7/1/35	25,860	28,637
Gold Pool G08112	6.000%	2/1/36	61,751	74,051
Gold Pool G02564	6.500%	1/1/37	30,689	35,351
Gold Pool G08179	5.500%	2/1/37	21,969	25,844
Gold Pool A65694	6.000%	9/1/37	21,204	24,143
Federal National Mortgage Association (FNMA)
Pool 490446	6.500%	3/1/29	10	12
Pool 808156	4.500%	2/1/35	8,519	9,236
Pool 891596	5.500%	6/1/36	824	969
Pool 190375	5.500%	11/1/36	3,624	4,260
Pool 916386	6.000%	5/1/37	26,378	31,269
Pool 946594	6.000%	9/1/37	21,118	24,944
General National Mortgage Association (GNMA)
Gold Pool MA6310	3.000%	12/20/34	552,998	582,326
Gold Pool MA6572	3.000%	4/20/35	1,230,267	1,295,515
Gold Pool MA6740	2.500%	8/20/35	1,624,513	1,709,922
Gold Pool 550763X	5.000%	12/15/35	91,972	105,419
Gold Pool 003922M	7.000%	11/20/36	13,562	15,987
Gold Pool MA3873	3.000%	8/20/46	2,007,989	2,140,448
Gold Pool MA6409	3.000%	1/20/50	1,455,433	1,527,209
Gold Pool 2020-194	1.000%	6/16/62	2,300,000	2,290,254
Total Mortgage Backed Securities (Cost — $9,918,191)				10,016,587
U.S. Government & Agency Obligations — 7.1%
Federal Home Loan Banks (FHLB)	3.250%	11/16/28	2,125,000	2,543,031
Federal Home Loan Banks (FHLB)	5.500%	7/15/36	125,000	193,345
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	115,000	172,783
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	380,000	587,637
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	520,000	522,045
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	985,000	1,405,895
Federal National Mortgage Association (FNMA)	0.500%	11/7/25	2,200,000	2,210,258
Federal National Mortgage Association (FNMA)	0.750%	10/8/27	2,270,000	2,280,329
Federal National Mortgage Association (FNMA)	0.875%	8/5/30	5,650,000	5,549,925
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	303,000	459,141

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — continued
United States Treasury Bill	0.080%	1/12/21	$5,400,000	$5,399,964
United States Treasury Bonds	7.875%	2/15/21	800,000	807,057
United States Treasury Bonds	8.000%	11/15/21	250,000	267,015
United States Treasury Bonds	7.250%	8/15/22	780,000	870,203
United States Treasury Bonds	7.625%	11/15/22	850,000	969,232
United States Treasury Bonds	7.125%	2/15/23	325,000	373,179
United States Treasury Bonds	6.250%	8/15/23	550,000	638,021
United States Treasury Bonds	7.500%	11/15/24	1,105,000	1,414,961
United States Treasury Bonds	7.625%	2/15/25	390,000	507,685
United States Treasury Bonds	6.875%	8/15/25	100,000	130,078
United States Treasury Bonds	6.750%	8/15/26	90,000	121,574
United States Treasury Bonds	6.500%	11/15/26	135,000	182,150
United States Treasury Bonds	6.125%	11/15/27	675,000	927,255
United States Treasury Bonds	5.500%	8/15/28	335,000	454,854
United States Treasury Bonds	3.500%	2/15/39	573,000	778,273
United States Treasury Bonds	4.375%	11/15/39	204,000	308,566
United States Treasury Notes	3.000%	10/31/25	905,000	1,020,352
United States Treasury Notes	2.750%	2/15/28	1,630,000	1,869,534
United States Treasury Notes	3.125%	11/15/28	1,455,000	1,722,981
Total U.S. Government & Agency Obligations (Cost — $32,813,139)				34,687,323
Short-Term Investment — 8.1%
Fidelity Investments Money Market — Government Portfolio — Class I(c)	0.010%		39,444,050	39,444,050
Total Short-Term Investment (Cost — $39,444,050)				39,444,050
Investments in Securities at Value — 99.9% (Cost — $363,499,634)				489,684,114
Other Assets in Excess of Liabilities — 0.1%				596,703
Total Net Assets — 100.0%				$490,280,817

Notes:

*  Non-income producing security.

(a)  Fixed to floating rate. Effective date of change and formula disclosed.

(b)  Variable rate security. Reference rate and spread are included in the description.

(c)  The rate is the annualized seven-day yield at period end.

1919 Funds 2020 Annual Report

Schedule of investments (cont'd)

December 31, 2020

1919 Socially Responsive Balanced Fund

Abbreviations used in this schedule:

LIBOR  — London Inter-Bank Offered Rate

LLC  — Limited Liability Corporation

LP  — Limited Partnership

PLC  — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in securities at value (cost $363,499,634)	$489,684,114
Receivable for Fund shares sold	3,847,483
Dividends and interest receivable	925,593
Prepaid expenses	40,320
Total Assets	494,497,510
Liabilities:
Payable for Fund shares repurchased	129,812
Distribution to shareholders	5,877
Advisory fees payable	213,524
Investments payable	3,599,658
Distribution fees payable	87,596
Accrued other expenses	180,226
Total Liabilities	4,216,693
Net Assets	$490,280,817
Components of Net Assets:
Paid-in capital	$367,085,243
Total distributable earnings	123,195,574
Net Assets	$490,280,817
Class A:
Net Assets	$190,180,037
Issued and Outstanding (unlimited shares authorized, no par value)	7,702,692
Net Asset Value, Redemption Price and Offering Price Per Share	$24.69
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$26.20
Class C:
Net Assets	$59,784,300
Issued and Outstanding (unlimited shares authorized, no par value)	2,417,179
Net Asset Value, Redemption Price* and Offering Price Per Share	$24.73
Class I:
Net Assets	$240,316,480
Issued and Outstanding (unlimited shares authorized, no par value)	9,731,275
Net Asset Value, Redemption Price and Offering Price Per Share	$24.70

*  Redemption price per share is NAV of Class C shares reduced by a CDSC of up to 1.00%, contingent upon timing of redemption (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividend income (Net of foreign tax of $49)	$2,332,061
Interest income	1,961,681
Total Investment Income	4,293,742
Expenses:
Advisory fees (Note 3)	1,772,503
Distribution fees (Note 6)	697,519
Transfer agent fees and expenses (Note 3 & Note 6)	380,927
Administration and fund accounting fees (Note 3)	192,959
Fees recaptured by Adviser (Note 3)	73,608
Registration fees	69,929
Shareholder reporting fees	33,892
Custody fees (Note 3)	23,296
Audit fees	17,498
Legal fees	25,632
Trustees' fees (Note 3)	15,010
Compliance fees (Note 3)	6,114
Insurance fees	4,397
Tax Expense	1,033
Miscellaneous fees	27,400
Total Expenses	3,341,717
Net Investment Income	952,025
Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss	(3,071,892)
Net Change in Unrealized Appreciation/Depreciation	67,707,888
Net Realized and Unrealized Gain on Investments	64,635,996
Net Increase in Net Assets Resulting From Operations	$65,588,021

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Statements of changes in net assets

For the year ended December 31,	2020	2019
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$952,025	$1,104,679
Net realized gain (loss) on investments	(3,071,892)	94,099
Net change in unrealized appreciation/depreciation on investments	67,707,888	35,234,588
Net Increase in Net Assets Resulting From Operations	65,588,021	36,433,366
Distributions to Shareholders:
Class A	(463,129)	(796,479)
Class B	—	(140)
Class C	(26,896)	(31,315)
Class I	(638,952)	(386,505)
Total Distributions to Shareholders	(1,128,977)	(1,214,439)
Capital Transactions:
Net proceeds from shares sold	244,717,135	93,537,327
Reinvestment of distributions	1,054,257	1,158,348
Cost of shares repurchased	(49,017,411)	(32,468,206)
Net Increase in Net Assets From Capital Transactions	196,753,981	62,227,469
Total Increase in Net Assets	261,213,025	97,446,396
Net Assets:
Beginning of year	229,067,792	131,621,396
End of year	$490,280,817	$229,067,792

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented.

Class A Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.55	$16.59	$17.94	$16.39	$16.65
Income (loss) from investment operations:
Net investment income[1]	0.05	0.12	0.10	0.11	0.11
Net realized and unrealized gain (loss) on investments	4.15	3.97	(0.28)	2.55	0.85
Total income (loss) from investment operations	4.20	4.09	(0.18)	2.66	0.96
Less distributions:
From net investment income	(0.06)	(0.10)	(0.10)	(0.10)	(0.11)
From net realized gain on investments	—	(0.03)	(1.07)	(1.01)	(1.11)
Total distributions	(0.06)	(0.13)	(1.17)	(1.11)	(1.22)
Net asset value, end of year	$24.69	$20.55	$16.59	$17.94	$16.39
Total return[2]	20.57%	24.69%	-1.31%	16.36%	5.76%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$190,180	$137,213	$100,584	$106,418	$97,110
Ratios to average net assets Gross expenses	1.16%	1.25%	1.28%	1.32%	1.36%
Net Expenses[3]	1.16	1.25	1.25	1.26	1.27
Net investment income	0.25	0.62	0.55	0.62	0.66
Portfolio turnover rate	16%	11%	13%	30%	32%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.27%. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

For a share of beneficial interest outstanding through each year presented.

Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.67	$16.73	$18.11	$16.57	$16.83
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.01)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	4.17	3.99	(0.28)	2.58	0.86
Total income (loss) from investment operations	4.08	3.98	(0.31)	2.56	0.85
Less distributions:
From net investment income	(0.02)	(0.01)	—	(0.01)	—
From net realized gain on investments	—	(0.03)	(1.07)	(1.01)	(1.11)
Total distributions	(0.02)	(0.04)	(1.07)	(1.02)	(1.11)
Net asset value, end of year	$24.73	$20.67	$16.73	$18.11	$16.57
Total return[2]	19.77%	23.78%	-1.95%	15.47%	5.02%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$59,784	$19,006	$12,732	$11,982	$12,359
Ratios to average net assets Gross expenses	1.82%	1.93%	1.97%	2.01%	2.04%
Net Expenses[3]	1.82	1.93	1.97	1.99	1.98
Net investment loss	(0.40)	(0.07)	(0.17)	(0.12)	(0.05)
Portfolio turnover rate	16%	11%	13%	30%	32%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.98%. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented.

Class I Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.54	$16.57	$17.91	$16.36	$16.63
Income (loss) from investment operations:
Net investment income[1]	0.13	0.19	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	4.15	3.96	(0.29)	2.56	0.84
Total income (loss) from investment operations	4.28	4.15	(0.13)	2.71	1.00
Less distributions:
From net investment income	(0.12)	(0.15)	(0.14)	(0.15)	(0.16)
From net realized gain on investments	—	(0.03)	(1.07)	(1.01)	(1.11)
Total distributions	(0.12)	(0.18)	(1.21)	(1.16)	(1.27)
Net asset value, end of year	$24.70	$20.54	$16.57	$17.91	$16.36
Total return[2]	20.93%	25.10%	-1.00%	16.71%	6.02%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$240,316	$72,849	$18,027	$8,965	$5,961
Ratios to average net assets Gross expenses	0.83%	0.91%	0.96%	1.01%	1.06%
Net Expenses[3]	0.83	0.91	0.96	1.00	1.00
Net investment income	0.59	0.98	0.89	0.86	1.00
Portfolio turnover rate	16%	11%	13%	30%	32%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.00% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2020 Annual Report

Notes to financial statements

Note 1. Organization

The 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund", each a Fund and together, the "Funds") are separate series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Financial Services Fund and Socially Responsive Fund are registered as a diversified series; the Maryland Fund is registered as non-diversified investment series.

The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. The Maryland Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Funds are each considered an investment company under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

1919 Funds 2020 Annual Report

Notes to financial statements (cont'd)

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' assets carried at value:

FINANCIAL SERVICES FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$157,675,668	$—	$—	$157,675,668
Total long-term investments	157,675,668	—	—	157,675,668
Short-term investment	3,153,539	—	—	3,153,539
Total investments	$160,829,207	$—	$—	$160,829,207

MARYLAND FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Municipal Bonds	$—	$86,445,896	$—	$86,445,896
Total investments	$—	$86,445,896	$—	$86,445,896

SOCIALLY RESPONSIVE FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$319,258,451	$—	$—	$319,258,451
Collateralized Mortgage Obligations	—	45,580	—	45,580
Corporate Bonds	—	82,734,759	—	82,734,759
Foreign Government Agency Issues	—	3,497,364	—	3,497,364
Mortgage Backed Securities	—	10,016,587	—	10,016,587
U.S. Government & Agency Obligations	—	34,687,323	—	34,687,323
Total long-term investments	319,258,451	130,981,613	—	450,240,064
Short-term investment	39,444,050	—	—	39,444,050
Total investments	$358,702,501	$130,981,613	$—	$489,684,114

*  See Schedule of investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

1919 Funds 2020 Annual Report

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of December 31, 2020 the Financial Services Fund held foreign currency.

(c) REIT distribution. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Financial Services Fund and Socially Responsive Fund are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds' records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Concentration risk. The Financial Services Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

The Maryland Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Maryland Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

1919 Funds 2020 Annual Report

Notes to financial statements (cont'd)

The Maryland Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations. The value of the Fund's shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(e) Foreign investment risk. The Financial Services Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Maryland Fund and Socially Responsive Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distribution to shareholders. The Financial Services Fund makes distributions from net investment income, if any, at least annually. The Maryland Fund declares income distributions each business day to shareholders of record, which are paid monthly. The Maryland Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. The Socially Responsive Fund makes distributions from net investment income on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually for each of the Funds (these are taxable for shareholders of the Maryland Fund). Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Indemnifications. In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds' maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

1919 Funds 2020 Annual Report

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds' financial statements.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2020, no provision for income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.

Under the terms of this agreement, the Funds pay an investment management fee, calculated daily and paid monthly for each Fund as follows:

Fund	Annual Rate
Financial Services Fund	0.80% on average net assets
Maryland Fund	0.55% on average net assets
Socially Responsive Fund	0.65% on average net assets up to $100 million 0.61% on next $100 million 0.51% on next $100 million 0.46% thereafter

Effective April 30, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on

1919 Funds 2020 Annual Report

Notes to financial statements (cont'd)

short sales or extraordinary expenses such as litigation) so that total annual operating expenses do not exceed the levels set forth below.

Fund	Class A	Class C	Class I
Financial Services Fund	1.50%	2.25%	1.25%
Maryland Fund	0.75%	1.30%	0.60%
Socially Responsive Fund	1.25%	2.00%	1.00%

The arrangements are in place until April 30, 2022, but may be terminated or amended at any time by the Board upon 60 days' notice to the Adviser or by the Adviser with consent of the Board. These arrangements, however, may be modified by the Adviser to decrease total annual operating expenses at any time. From November 10, 2014 to April 29, 2017, a similar agreement was in place with limits as follows:

Fund	Class A	Class C	Class I
Financial Services Fund	1.46%	2.13%	1.05%
Maryland Fund	0.75%	1.30%	0.60%
Socially Responsive Fund	1.27%	1.98%	1.00%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within a rolling 36 month period from the month the Adviser earned the fee or incurred the expense if the class' total annual operating expenses have fallen to a level below the limits described above. For the year ended December 31, 2020, the Adviser recouped $73,608 from the Socially Responsive Fund. The amounts waived are detailed on each Fund's Statement of operations.

During the year ended December 31, 2020, Stifel Nicolaus, an affiliate of the Adviser and the Funds was paid for distribution and transfer agent fees of $117,280 and $18,926, respectively.

At December 31, 2020, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,	Maryland Fund
2021:	$264,876
2022:	267,268
2023:	293,780
Total	825,924

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), serves as the Funds' administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Funds' custodian and provides compliance services to the Funds. Quasar Distributors, LLC ("Quasar"), an affiliate to Fund Services, serves as the Funds' distributor and principal underwriter. For the year ended, December 31, 2020, the Funds incurred the

1919 Funds 2020 Annual Report

following expenses for administration & fund accounting, custody, transfer agent and compliance fees:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$101,282	$91,989	$192,959
Custody	17,291	4,583	23,296
Transfer agent*	134,548	63,871	129,834
Compliance	6,114	6,259	6,114

*  Statements of operations include combined service fees paid to various intermediaries as detailed on Note 6.

At December 31, 2020, the Funds had payables for administration & fund accounting, custody, transfer agent and compliance fees in the following amounts:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$16,061	$15,800	$40,705
Custody	3,000	742	5,574
Transfer agent	20,127	10,556	24,114
Compliance	1,012	1,036	1,012

The above payable amounts are included in Accrued other expenses in each Fund's Statement of assets and liabilities.

The Independent Trustees were paid $45,000 for their services and reimbursement of travel expenses during the year ended December 31, 2020. The Funds pay no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares of the Financial Services Fund and Socially Responsive Fund; the maximum initial sales charge for Class A shares of the Maryland Fund is 4.25%. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares for the Funds, which applies if redemption occurs within 12 months from purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with other purchases in the Funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

1919 Funds 2020 Annual Report

Notes to financial statements (cont'd)

For the year ended December 31, 2020, Quasar, did not retain sales charges on sales of the Class A shares of the Financial Services Fund, Maryland Fund, and Socially Responsive Fund. In addition, for the year ended December 31, 2020, CDSCs paid to Quasar were:

CDSCs	Class A	Class C
Financial Services Fund	N/A	$1,844
Maryland Fund	N/A	$2,135
Socially Responsive Fund	N/A	$1,572

Note 4. Investments transactions

During the year ended December 31, 2020 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

FINANCIAL SERVICES FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$3,628,553	—
Sales	$43,970,829	—

MARYLAND FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$23,915,810	—
Sales	$22,775,000	—

SOCIALLY RESPONSIVE FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$199,914,002	$20,360,025
Sales	$38,943,834	$4,846,062

Note 5. Income tax information and distributions to shareholders

At December 31, 2020, the components of distributable earnings for federal income tax purposes were as follows:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Cost of Investments for tax purposes	$89,969,100	$80,280,234	$363,610,251
Gross tax unrealized appreciation	72,906,690	6,209,103	127,057,960
Gross tax unrealized depreciation	(2,028,253)	(43,441)	(984,097)
Net tax unrealized appreciation on investment	70,878,437	6,165,662	126,073,863
Undistributed ordinary income	165,963	—	118,857
Undistributed tax-exempt income	—	104,979	—
Undistributed long-term capital gains	1,552,500	—	—
Capital loss carryforwards	—	(2,587,909)	(2,958,487)
Other book/tax temporary differences*	(50,930)	(80,424)	(38,659)
Total distributable earnings	$72,545,970	$3,602,308	$123,195,574

*  Other book/tax differences are attributable primarily to the timing of the deductibility of various expenses.

1919 Funds 2020 Annual Report

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019, for each Fund was as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distribution Paid From:
Ordinary Income	$1,350,059	$1,246,386
Net Long Term Capital Gains	6,514,254	6,943,108
Total	$7,864,313	$8,189,494

MARYLAND FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distribution Paid From:
Tax Exempt Income	$1,855,022	$2,096,954
Ordinary Income	37,683	36,353
Total	$1,892,705	$2,133,307

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distribution Paid From:
Ordinary Income	$1,047,116	$1,021,423
Net Long Term Capital Gains	81,861	193,016
Total	$1,128,977	$1,214,439

GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related reclassifications of foreign currency gains and losses and amortization adjustments made for reporting purposes. These classifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the following table shows the reclassifications made:

	Accumulated Earnings (Loss)	Paid-in Capital
Financial Services Fund	$—	$—
Maryland Fund	—	—
Socially Responsive Fund	(11,802)	11,802

As of December 31, 2020, the Funds have capital loss carry forward amounts ("CLCFs") as summarized in the following table. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs can be carried forward indefinitely, and applied to offset future capital gains. CLCFs are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year.

1919 Funds 2020 Annual Report

Notes to financial statements (cont'd)

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer in to their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of December 31, 2020, the Funds deferred, on a tax basis, post-October losses as shown in the table below:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital Loss Carryovers — Short-Term	—	$121,361	$888,271
Capital Loss Carryovers — Long-Term	—	2,466,548	2,070,216
Total	—	2,587,909	2,958,487

Note 6. Class specific expenses

The Funds have each adopted a Rule 12b-1 distribution plan, under which the Funds pay a service fee with respect to their Class A and Class C shares as reflected in the table below. The Funds pay a distribution fee with respect to Class C shares as reflected in the table below. Service and distribution fees are accrued daily and paid monthly.

Fund	Class A	Class C Service	Class C Distribution
Financial Services Fund	0.25%	0.25%	0.75%
Maryland Fund	0.15%	0.25%	0.45%
Socially Responsive Fund	0.25%	0.25%	0.75%

For the year ended December 31, 2020, class specific expenses were as follows:

FINANCIAL SERVICES FUND

	December 31, 2020
	Distribution Fees	Transfer Agent Fees
Class A	$149,490	$69,662
Class C	273,488	21,233
Class I	—	57,475
Total	$422,978	$148,370

MARYLAND FUND

	December 31, 2020
	Distribution Fees	Transfer Agent Fees
Class A	$83,463	$27,651
Class C	51,583	2,111
Class I		13,759
Total	$135,046	$43,521

1919 Funds 2020 Annual Report

SOCIALLY RESPONSIVE FUND

	December 31, 2020
	Distribution Fees	Transfer Agent Fees
Class A	$379,604	$149,315
Class C	317,915	17,552
Class I	—	84,226
Total	$697,519	$251,093

Note 7. Shares of beneficial interest

The Funds have an unlimited number of shares of beneficial interest authorized with no par value per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of each class were as follows:

1919 FINANCIAL SERVICES FUND

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	365,845	$8,303,743	640,933	$17,000,095
Shares issued on reinvestment	119,692	3,110,791	98,362	2,685,266
Shares repurchased	(764,228)	(17,468,870)	(1,087,866)	(28,491,445)
Net decrease	(278,691)	$(6,054,336)	(348,571)	$(8,806,084)
Class C
Shares sold	101,329	$2,219,974	97,790	$2,343,145
Shares issued on reinvestment	48,662	1,152,324	54,676	1,364,162
Shares repurchased	(654,720)	(13,309,933)	(808,192)	(19,495,910)
Net decrease	(504,729)	$(9,937,635)	(655,726)	$(15,788,603)
Class I
Shares sold	868,499	$20,650,110	764,948	$20,166,023
Shares issued on reinvestment	115,559	3,035,745	129,236	3,564,351
Shares repurchased	(1,935,675)	(42,292,685)	(2,018,544)	(52,593,155)
Net decrease	(951,617)	$(18,606,830)	(1,124,360)	$(28,862,781)

1919 Funds 2020 Annual Report

Notes to financial statements (cont'd)

1919 MARYLAND TAX-FREE INCOME FUND

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	254,239	$4,008,864	648,578	$10,146,605
Shares issued on reinvestment	69,485	1,093,764	80,979	1,264,061
Shares repurchased	(470,564)	(7,425,072)	(726,433)	(11,340,522)
Net increase (decrease)	(146,840)	$(2,322,444)	3,124	$70,144
Class C
Shares sold	131,715	$2,077,894	57,643	$894,554
Shares issued on reinvestment	6,766	106,492	12,622	196,684
Shares repurchased	(172,836)	(2,720,602)	(508,144)	(7,957,460)
Net decrease	(34,355)	$(536,216)	(437,879)	$(6,866,222)
Class I
Shares sold	537,705	$8,470,480	543,895	$8,511,441
Shares issued on reinvestment	28,838	454,205	25,403	396,898
Shares repurchased	(242,492)	(3,814,670)	(269,652)	(4,216,839)
Net increase	324,051	$5,110,015	299,646	$4,691,500

1919 SOCIALLY RESPONSIVE BALANCED FUND

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,786,293	$39,565,648	1,201,948	$23,191,922
Shares issued on reinvestment	22,553	433,524	39,470	757,200
Shares repurchased	(782,815)	(16,808,216)	(625,875)	(11,882,323)
Net increase	1,026,031	$23,190,956	615,543	$12,066,799
Class B
Shares sold	—	$—	—	$—
Shares issued on reinvestment	—	—	8	138
Shares repurchased	—	—	(17,326)	(323,208)
Net decrease	—	$—	(17,318)	$(323,070)
Class C
Shares sold	1,661,113	$37,323,612	492,561	$9,506,076
Shares issued on reinvestment	1,268	25,433	1,465	28,972
Shares repurchased	(164,715)	(3,441,314)	(335,770)	(6,477,060)
Net increase	1,497,666	$33,907,731	158,256	$3,057,988
Class I
Shares sold	7,532,967	$167,827,875	3,156,042	$60,839,329
Shares issued on reinvestment	28,297	595,300	19,170	372,038
Shares repurchased	(1,376,919)	(28,767,881)	(716,073)	(13,785,615)
Net increase	6,184,345	$139,655,294	2,459,139	$47,425,752

1919 Funds 2020 Annual Report

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of December 31, 2020, Morgan Stanley, LLC. held approximately 43%, in aggregate for the benefit of others, of the outstanding shares of the Maryland Fund.

Note 9. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

Note 10. Subsequent events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Maryland Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	1/31/2021	$0.02461	$0.01713	$0.02664

Note 11. New accounting pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate ("LIBOR") quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU's adoption to the Funds' financial statements and various filings.

1919 Funds 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Financial Services Fund,
1919 Maryland Tax-Free Income Fund, and
1919 Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of 1919 Financial Services Fund, 1919 Maryland Tax-Free Income Fund, and 1919 Socially Responsive Balanced Fund, each a series of shares of beneficial interest in Trust for Advised Portfolios (the "Funds"), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the

1919 Funds 2020 Annual Report

custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
March 1, 2021

1919 Funds 2020 Annual Report

1919 Funds

Other information (unaudited)

December 31, 2020

Proxy Voting

The Funds' proxy voting guidelines and a record of the Funds' proxy votes for the 12 months ended June 30, 2020 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Portfolio Schedule

The Funds file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

The percentage of the ordinary income distributions paid monthly by the Maryland Tax-Free Income Fund for the year ended December 31, 2020 qualifying as tax-exempt interest dividends for Federal income tax purposes is 98.01%.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income for the year ended December 31, 2020, designated as qualified dividend/net interest income for the Funds is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Socially Responsive Balanced Fund	—

100% of the ordinary income distributions paid monthly by the 1919 Maryland Tax-Free Income Fund for the year ended December 31, 2020, are Qualified Net Investment Income.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2020, is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	—

1919 Funds 2020 Annual Report

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the year ended December 31, 2020, by Funds is as follows:

Percentage
1919 Financial Services Fund	—%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	—

1919 Funds 2020 Annual Report

Approval of Investment Advisory Agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited)

At a meeting held on August 13 and 14, 2020, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreements ("Advisory Agreements") with 1919 Investment Counsel, LLC ("Adviser"), for the 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund"), (each a "Fund" and together, the "Funds").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Funds; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Funds and working with the Adviser in their review of the Advisory Agreements. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In considering the continuance of the Advisory Agreements, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day

1919 Funds 2020 Annual Report

activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan, including how the Adviser has operated through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the August meeting it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Funds on both an absolute basis and in comparison to each Fund's peer group and relevant benchmark index.

o  For the Financial Services Fund, the Board considered that the Financial Services Fund underperformed relative to its benchmark indexes for nearly all periods (1-, 3-, 5-, and 10-year), but outperformed relative to its peer group median/average for all periods except the 3-year period peer group medium as of June 30, 2020. The Board noted that the Financial Services Fund had achieved more than twenty calendar years of performance results.

o  For the Maryland Fund, the Board considered that the Maryland Fund underperformed relative to its benchmark index and its peer group median/average for the 1-, 3-, 5-, and 10-year periods as of June 30, 2020. The Board noted that the Maryland Fund had achieved nearly thirty calendar years of performance results.

o  For the Socially Responsive Fund, the Board considered that the Socially Responsive Fund outperformed relative to its benchmark index for the 1- and 3-year periods and underperformed relative to its benchmark index for the 5- and 10-year periods as of June 30, 2020. The Board considered that the Socially Responsive Fund outperformed relative to its peer group median/average for the 1-, 3-, 5-, and 10-year periods as of June 30, 2020. The Board noted that the Socially Responsive Fund had achieved nearly thirty calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fees payable by each Fund, including a comparison of the fees to fees payable by a peer group of funds. The Board noted that the Adviser had contractually

1919 Funds 2020 Annual Report

Approval of Investment Advisory Agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited) (cont'd)

agreed to maintain an annual expense cap for each Fund and that the Financial Services Fund and Socially Responsive Fund are operating below their expense caps. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser for each Fund was within the range of advisory fees charged to comparable funds and concluded that each fee was fair and reasonable.

o  For the Financial Services Fund, the Board noted that the advisory fee and net expense ratio were higher than its peer group median and average, but were well within the peer group range.

o  For the Maryland Fund, the Board noted that the advisory fee was higher than its peer group median/average and that the net expense ratio was higher than its peer group median and lower than its peer group average, but was well within the peer group range.

o  For the Socially Responsive Fund, the Board noted that the advisory fee was the same as its per group median and lower than its peer group average and that the net expense ratio was higher than its peer group median/average, but was well within the peer group range.

•  The Trustees considered whether, based on the asset size of each Fund, economies of scale had been achieved. The Board considered that, in addition to the Adviser's commitment to maintain its cap on each Fund's expense ratio, the Adviser's advisory fee schedule for the Socially Responsive Fund includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as that Fund's assets grow. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of the Adviser from managing each Fund. In assessing the Adviser's profitability, the Trustees reviewed the Adviser's financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing each Fund. The Trustees concluded that the Adviser's profits from managing each Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

1919 Funds 2020 Annual Report

Trustee and officer information (unaudited)

December 31, 2020

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Funds 2020 Annual Report

Trustee and officer information (unaudited) (cont'd)

December 31, 2020

Independent Trustees4 cont'd

Brian S. Ferrie
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Wan-Chong Kung
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1960
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Funds 2020 Annual Report

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Funds' Statement of Additional Information ("SAI") includes information about the Funds' Trustees and is available without charge, upon request, by calling 1-844-828-1919.

1919 Funds 2020 Annual Report

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;

Information you give us orally; and/or

Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Funds 2020 Annual Report

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable for this Registrant.

Annual Report

December 31, 2020

1919 VARIABLE SOCIALLY RESPONSIVE BALANCED FUND

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the 1919 Funds will send a notice, either by mail or e-mail, each time an updated report is available on the Funds' website (www.1919funds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-844-828-1919.

Table of Contents

Letter to Shareholders	II
Fund performance	1
Fund expenses	3
Fund at a glance	4
Schedule of investments	5
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
Notes to financial statements	15
Report of independent registered public accounting firm	22
Other information	24
Approval of investment
advisory agreement	25
Trustee and officer information	27
Privacy notice	30
Directory of Fund's service providers	Back Cover

Letter to Shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Variable Socially Responsive Balanced Fund (the "Fund") through December 31, 2020.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we reduced exposure to travel and leisure, consumer discretionary, and real estate in response to the COVID-19 pandemic. We saw opportunity and increased exposure to the Information Technology and Communication Services sectors. During the second half of the year we added to the Industrials, Financials, and Consumer Discretionary sectors while reducing exposure to the Information Technology sector.

Throughout the year, we remained overweight in the Health Care, Industrials, and Information Technology sectors and maintained our underweight positioning in the Energy, Real Estate, and Utilities sectors.

In the fixed-income portion of the Fund, we remained overweight Corporates and were very active in the new issue market, in particular, during and immediately following the chaos that occurred in March due to the pandemic. We added several green, sustainability, social impact and diversity & inclusion bonds. As the curve was relatively flat early on and we expected a steepening, we purchased primarily in the intermediate area. The Fed immediately cut rates back to zero in order to help stabilize the markets and economy. With the curve steepening throughout the year, we were able to add duration during periods of pullbacks.

In the equity portion of the Fund, our stock selection in the Information Technology, Industrials, Consumer Staples, Communication Services, Health Care and Utilities contributed to relative performance in 2020. In terms of sector positioning, our overweighting in the Information Technology sector and underweighting of the Energy and Financials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Apple Inc., Amazon.com Inc., Microsoft Corp., PayPal Holdings Inc., and NVIDIA Corp.

The leading contributor to performance in the fixed-income portion of the Fund was the overweight to the corporate sector.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report

On an individual security basis, the largest contributors to return were U.S. Treasury 4.375% 11/15/39, Fannie Mae 6.625% 11/15/30, Comcast Corp. 5.65% 6/15/35, AbbVie Inc. 4.4% 11/6/42 and Microsoft Corp. 4.2% 11/3/35.

In the equity portion of the Fund, our stock selection in the Real Estate, Consumer Discretionary, and Financials sectors detracted from relative results for the year. In terms of sector positioning, our overweighting of the Industrials and Consumer Staples sectors and our underweighting of the Communication Services sector detracted from performance. On an individual stock basis, the largest detractors from performance were Discover Financial, Citizens Financial, Royal Caribbean, Boston Scientific, and Simon Property Group.

In the fixed-income portion of the Fund, the leading detractor to performance was a duration shorter than the benchmark, as rates still ended the year lower than where they began. On an individual security basis, the largest detractors from performance were Prologis LP 1.25% 10/15/30, FNMA 15yr Pool #896885 6.00% 6/1/22, FHLMC Remic Series 3835, Aflac Inc. 4.0% 2/15/22 and FNMA 30yr Pool #900936 6.5% 2/1/37.

Thank you for your investment in the 1919 Variable Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/20 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report

Letter to Shareholders (unaudited) (cont'd)

accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report

Fund performance (unaudited)

Hypothetical comparison of Change in Value of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund over ten years. Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Total Returns as of December 31, 2020

	1 Year	5 Years*	10 Years*
1919 Variable Socially Responsive Balanced Fund	22.93%	13.86%	10.45%
S&P 500 Index(i)	18.40	15.22	13.88
Bloomberg Barclays U.S. Aggregate Index(ii)	7.51	4.44	3.84
Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%)(iii)	15.74	12.16	11.01

*  Average annualized returns

As of the Fund's current prospectus dated April 30, 2020, the gross total and net annual operating expense ratios were 1.34% and 0.89%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of investments in this report for a complete list of Fund holdings.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
1

Fund performance (unaudited) (cont'd)

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

(iv)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2022.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
2

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
18.54%	$1,000.00	$1,185.40	0.89%	$4.89

Based on hypothetical total return1

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.51%	$1,000.00	$1,020.66	0.89%	$4.52

1  For the six months ended December 31, 2020.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investments as of December 31, 2020 and December 31, 2019. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
4

Schedule of investments

December 31, 2020

1919 Variable Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 70.1%
Communication Services — 7.6%
Alphabet Inc.*	637	$1,116,432
Facebook Inc.*	2,564	700,382
Netflix Inc.*	1,115	602,914
Walt Disney Co/The	4,250	770,015
Total Communication Services		3,189,743
Consumer Discretionary — 7.5%
Amazon.com Inc.*	431	1,403,737
BorgWarner Inc.	4,799	185,434
Home Depot Inc/The	2,578	684,768
National Vision Holdings Inc.*	6,632	300,363
TJX Cos Inc.	8,962	612,015
Total Consumer Discretionary		3,186,317
Consumer Staples — 5.6%
Beyond Meat Inc.*	1,130	141,250
Costco Wholesale Corp.	2,006	755,821
Darling Ingredients Inc.*	3,849	222,010
Estee Lauder Cos. Inc.	2,341	623,151
PepsiCo Inc.	4,188	621,080
Total Consumer Staples		2,363,312
Financials — 9.0%
Bank of America Corp.	22,340	677,126
Charles Schwab Corp/The	11,385	603,860
Chubb Limited	2,993	460,683
CME Group Inc.	2,627	478,245
Hannon Armstrong Sustainable Infrastructure Capital Inc.	7,818	495,896
Prologis Inc.	4,379	436,411
Truist Financial Corp.	13,057	625,822
Total Financials		3,778,043
Health Care — 10.4%
Boston Scientific Corp.*	16,369	588,466
Danaher Corp.	3,232	717,957
Genmab A/S*	10,493	426,645
IQVIA Holdings Inc.*	2,946	527,835
Teleflex Inc.	1,752	721,071
Thermo Fisher Scientific Inc.	1,545	719,630
UnitedHealth Group Inc.	1,927	675,760
Total Health Care		4,377,364

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
5

Schedule of investments (cont'd)

December 31, 2020

1919 Variable Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — 5.4%
Cintas Corp.			1,831	$647,185
Eaton Corp. PLC			4,458	535,584
Illinois Tool Works Inc.			1,224	249,549
Union Pacific Corp.			2,500	520,550
Verisk Analytics Inc.			1,610	334,220
Total Industrials				2,287,088
Information Technology — 22.0%
Adobe Systems Inc.*			1,226	613,147
Apple Inc.			13,216	1,753,631
Autodesk Inc*			1,592	486,101
Broadcom Inc.			955	418,147
Clarivate PLC*			11,481	341,100
Fortinet Inc.*			2,739	406,824
Intuit Inc.			1,137	431,889
Microsoft Corp.			6,922	1,539,591
NVIDIA Corp.			1,274	665,283
PayPal Holdings Inc.*			2,814	659,039
QUALCOMM Inc.			2,786	424,419
Salesforce.com Inc.*			2,342	521,165
SolarEdge Technologies Inc.*			1,380	440,386
Visa Inc.			2,708	592,321
Total Information Technology				9,293,043
Materials — 0.9%
Trex Co Inc.*			4,602	385,280
Total Materials				385,280
Utilities — 1.7%
American Water Works Co. Inc.			4,554	698,902
Total Utilities				698,902
Total Common Stocks (Cost — $12,863,343)				29,559,092
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	$5,588	6,267
Total Collateralized Mortgage Obligations (Cost — $5,663)				6,267

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
6

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds — 19.6%
Communication Services — 3.4%
Alphabet Inc.	0.450%	8/15/25	$130,000	$130,380
AT&T Inc.	4.450%	4/1/24	150,000	167,588
AT&T Inc.	4.350%	3/1/29	115,000	137,250
Comcast Corp.	3.375%	2/15/25	70,000	77,479
Comcast Corp.	5.650%	6/15/35	200,000	287,436
Verizon Communications Inc.	4.329%	9/21/28	104,000	125,324
Verizon Communications Inc.	3.875%	2/8/29	100,000	117,872
Verizon Communications Inc.	4.500%	8/10/33	110,000	138,938
Verizon Communications Inc.	5.250%	3/16/37	105,000	142,462
Walt Disney Co/The	2.200%	1/13/28	90,000	96,490
Total Communication Services				1,421,219
Consumer Discretionary — 0.9%
Lowe's Cos Inc.	1.300%	4/15/28	115,000	116,093
Ford Foundation/The	2.415%	6/1/50	60,000	61,459
Toyota Motor Credit Corp.	0.450%	7/22/22	200,000	200,598
Total Consumer Discretionary				378,150
Consumer Staples — 0.5%
PepsiCo Inc.	3.100%	7/17/22	135,000	140,294
PepsiCo Inc.	3.500%	3/19/40	65,000	78,134
Total Consumer Staples				218,428
Financials — 7.0%
Affiliated Managers Group Inc.	3.300%	6/15/30	65,000	70,698
Ares Capital Corp.	3.875%	1/15/26	175,000	189,841
Bank of America Corp. (effective 5/17/2021, 3M US LIBOR + 0.63%) (a)	3.499%	5/17/22	130,000	131,545
Bank of America Corp. (effective 9/25/2024, US SOFR + 0.91) (a)	0.981%	9/25/25	125,000	126,452
Bank of America Corp.	4.183%	11/25/27	165,000	191,566
Bank of Montreal	1.850%	5/1/25	120,000	126,058
BlackRock Inc.	3.250%	4/30/29	105,000	121,119
Boston Properties LP	4.500%	12/1/28	155,000	185,632
Citigroup Inc. (effective 10/30/2023, US SOFR + 0.686%) (a)	0.776%	10/30/24	175,000	176,234
Citigroup Inc.	5.500%	9/13/25	110,000	132,320
Host Hotels & Resorts LP	3.375%	12/15/29	225,000	231,595
Intercontinental Exchange Inc.	3.750%	12/1/25	75,000	85,017
JPMorgan Chase & Co. (effective 9/16/2023, US SOFR + 0.60) (a)	0.653%	9/16/24	140,000	140,779
MetLife Inc.	4.550%	3/23/30	55,000	68,850

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Schedule of investments (cont'd)

December 31, 2020

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — continued
PNC Financial Services Group Inc.	2.200%	11/1/24	$110,000	$116,970
Prologis LP	2.250%	4/15/30	115,000	123,384
Prologis LP	1.250%	10/15/30	115,000	114,033
Prudential Financial Inc.	1.500%	3/10/26	170,000	176,561
Simon Property Group LP	3.375%	12/1/27	155,000	173,424
State Street Corp. (effective 11/1/2029, US SOFR + 1.49) (a)	3.031%	11/1/34	85,000	93,356
TD Ameritrade Holding Corp.	2.950%	4/1/22	125,000	128,644
Toronto-Dominion Bank/The	1.150%	6/12/25	55,000	56,197
Total Financials				2,960,275
Health Care — 2.7%
AbbVie Inc.	4.400%	11/6/42	150,000	188,645
Bristol-Myers Squibb Co.	3.900%	2/20/28	105,000	124,387
Bristol-Myers Squibb Co.	3.400%	7/26/29	125,000	145,627
CVS Health Corp.	4.780%	3/25/38	105,000	133,195
Evernorth Health Inc.	3.050%	11/30/22	185,000	193,640
Gilead Sciences Inc.	4.500%	4/1/21	125,000	125,000
Gilead Sciences Inc.	4.600%	9/1/35	100,000	129,457
UnitedHealth Group Inc.	3.500%	8/15/39	95,000	113,171
Total Health Care				1,153,122
Industrials — 0.7%
Johnson Controls International PLC/Tyco Fire & Security Finance SCA	1.750%	9/15/30	150,000	153,243
Xylem Inc/NY	1.950%	1/30/28	115,000	121,337
Total Industrials				274,580
Information Technology — 1.5%
Apple Inc.	2.850%	2/23/23	185,000	194,331
Microsoft Corp.	4.200%	11/3/35	175,000	230,289
QUALCOMM Inc.	3.450%	5/20/25	175,000	194,969
Total Information Technology				619,589
Materials — 0.3%
Nutrien Ltd.	4.200%	4/1/29	110,000	131,621
Total Materials				131,621
Real Estate Investment Trust — 0.3%
Welltower Inc.	2.700%	2/15/27	125,000	137,562
Total Real Estate Investment Trust				137,562
Utilities — 2.3%
Avangrid Inc.	3.800%	6/1/29	125,000	143,566
DTE Electric Co.	4.050%	5/15/48	120,000	158,142
Duke Energy Carolinas LLC	3.350%	5/15/22	275,000	286,507

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8

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — continued
Georgia Power Co.	3.250%	4/1/26	$100,000	$112,017
MidAmerican Energy Co.	3.650%	4/15/29	90,000	106,973
Public Service Co of Colorado	3.200%	3/1/50	55,000	63,896
Union Electric Co.	2.625%	3/15/51	115,000	120,497
Total Utilities				991,598
Total Corporate Bonds (Cost — $7,413,718)				8,286,144
Foreign Government Agency Issues — 1.8%
International Bank for Reconstruction & Development	0.625%	4/22/25	175,000	176,765
International Bank for Reconstruction & Development	3.125%	11/20/25	270,000	304,986
International Finance Corp.	2.000%	10/24/22	255,000	263,288
Total Foreign Government Agency Issues (Cost — $697,919)				745,039
Mortgage Backed Securities — 0.3%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool C91417	3.500%	1/1/32	28,887	30,808
Gold Pool A35826	5.000%	7/1/35	11,267	12,477
Gold Pool A49479	5.000%	6/1/36	14,561	16,700
Gold Pool A65694	6.000%	9/1/37	14,315	16,299
Federal National Mortgage Association (FNMA)
Pool 896885	6.000%	6/1/22	283	285
Pool 995262	5.500%	1/1/24	5,160	5,385
Pool 891596	5.500%	6/1/36	20,597	24,223
Pool 900936	6.500%	2/1/37	2,645	2,964
Pool 946594	6.000%	9/1/37	12,940	15,285
Total Mortgage Backed Securities (Cost — $110,429)				124,426
U.S. Government & Agency Obligations — 4.7%
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	70,000	108,249
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	165,000	165,649
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	110,000	157,004
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	365,000	553,090
United States Treasury Bonds	7.875%	2/15/21	250,000	252,206
United States Treasury Bonds	7.625%	11/15/22	250,000	285,068
United States Treasury Bonds	3.500%	2/15/39	131,000	177,930
United States Treasury Bonds	4.375%	11/15/39	177,000	267,726
Total U.S. Government & Agency Obligations (Cost — $1,603,424)				1,966,922

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Schedule of investments (cont'd)

December 31, 2020

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Shares	Value
Short-Term Investment — 2.9%
Fidelity Investments Money Market - Government Portfolio - Class I (b)	0.010%	1,233,709	$1,233,709
Total Short-Term Investment (Cost — $1,233,709)			1,233,709
Investments in Securities at Value — 99.4% (Cost — $23,928,205)			41,921,599
Other Assets in Excess of Liabilities — 0.6%			252,984
Total Net Assets — 100.0%			$42,174,583

Notes:

*  Non-income producing security.

(a)  Fixed to floating rate. Effective date of change and formula disclosed.

(b)  The rate is the annualized seven-day yield at period end.

Abbreviations used in this schedule:

LIBOR  — London Inter-Bank Offered Rate

LLC  — Limited Liability Corporation

LP  — Limited Partnership

PLC  — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of assets and liabilities

December 31, 2020

Assets:
Investments in securities at value (cost $23,928,205)	$41,921,599
Receivable for securities sold	233,405
Receivable for Fund shares sold	2,430
Dividends and interest receivable	95,761
Prepaid expenses	471
Total Assets	42,253,666
Liabilities:
Payable for Fund shares repurchased	21
Advisory fees payable	2,364
Accrued other expenses	76,698
Total Liabilities	79,083
Net Assets	$42,174,583
Components of Net Assets:
Paid-in capital	$23,339,013
Total distributable earnings	18,835,570
Net Assets	$42,174,583
Total Fund:
Net Assets	$42,174,583
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,214,488
Net Asset Value, Redemption Price and Offering Price Per Share	$34.73

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividend income (Net of foreign tax of $49)	$299,862
Interest income	314,044
Total Investment Income	613,906
Expenses:
Advisory fees (Note 3)	244,948
Transfer agent fees and expenses (Note 3)	94,927
Administration and fund accounting fees (Note 3)	84,969
Legal fees	27,757
Audit fees	17,500
Shareholder reporting fees	16,368
Trustees' fees (Note 3)	15,000
Compliance fees (Note 3)	6,114
Custody fees (Note 3)	4,473
Insurance fees	2,865
Miscellaneous fees	6,181
Total Expenses	521,102
Expenses waived by the Adviser (Note 3)	(185,711)
Net Expenses	335,391
Net Investment Income	278,515
Realized and Unrealized Gain on Investments
Net realized gain on investments	2,708,185
Net change in unrealized appreciation/depreciation on investments	5,019,660
Net Realized and Unrealized Gain on Investments	7,727,845
Net Increase in Net Assets Resulting from Operations	$8,006,360

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statements of changes in net assets

For the year ended December 31,	2020	2019
Increase in Net Assets From:
Operations:
Net investment income	$278,515	$352,820
Net realized gain on investments	2,708,185	1,816,630
Net change in unrealized appreciation/depreciation on investments	5,019,660	6,156,023
Net Increase in Net Assets Resulting from Operations	8,006,360	8,325,473
Distributions to Shareholders	(2,717,567)	(1,730,447)
Capital Transactions:
Net proceeds from shares sold	865,196	738,644
Reinvestment of distributions	2,717,567	1,730,447
Cost of shares repurchased	(3,690,475)	(7,181,485)
Net Decrease in Net Assets from Capital Transactions	(107,712)	(4,712,394)
Total Increase in Net Assets	5,181,081	1,882,632
Net Assets:
Beginning of year	36,993,502	35,110,870
End of year	$42,174,583	$36,993,502
Capital Share Transactions:
Shares sold	26,021	25,569
Shares reinvested	80,235	58,679
Shares repurchased	(115,222)	(261,880)
Net Decrease in Shares Outstanding	(8,966)	(177,632)

The Accompanying Notes are an Integral Part of these Financial Statements.

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Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31,

	2020	2019	2018	2017	2016
Net asset value, beginning of year	$30.24	$25.06	$27.88	$25.93	$26.29
Income (loss) from investment operations:
Net investment income[1]	0.24	0.29	0.28	0.29	0.28
Net realized and unrealized gain (loss) on investments	6.63	6.36	(0.42)	4.03	1.36
Total income (loss) from investment operations	6.87	6.65	(0.14)	4.32	1.64
Less distributions:
From net investment income	(0.25)	(0.28)	(0.30)	(0.30)	(0.26)
From net realized gain on investments	(2.13)	(1.19)	(2.38)	(2.07)	(1.74)
Total distributions	(2.38)	(1.47)	(2.68)	(2.37)	(2.00)
Net asset value, end of year	$34.73	$30.24	$25.06	$27.88	$25.93
Total return[2]	22.93%	26.70%	-0.94%	16.74%	6.23%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$42,175	$36,994	$35,111	$39,356	$37,887
Ratios to average net assets Gross expenses	1.38%	1.34%	1.30%	1.29%	1.28%
Net expenses[3,4]	0.89	0.89[5]	0.89	0.89	0.89
Net investment income	0.74	1.00	0.96	1.04	1.04
Portfolio turnover rate	22%	12%	19%	26%	31%

1  Per share amounts have been calculated using the average shares method.

2  Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

3  The Adviser has agreed to limit expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to no more than 0.89% of the Fund's average net assets. This expense limitation arrangement cannot be terminated prior to April 30, 2022 without the Board of Trustees' consent.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was less than 0.01% for the year ended December 31, 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Notes to financial statements

Note 1. Organization

1919 Variable Socially Responsive Balanced Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Fund seeks capital appreciation and retention of net investment income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser" or "1919") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

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Notes to financial statements (cont'd)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments*
Common Stocks	$29,559,092	$—	$—	$29,559,092
Collateralized Mortgage Obligations	—	6,267	—	6,267
Corporate Bonds	—	8,286,144	—	8,286,144
Foreign Government Agency Issues	—	745,039	—	745,039
Mortgage Backed Securities	—	124,426	—	124,426
U.S. Government & Agency Obligations	—	1,966,922	—	1,966,922
Total long-term investments	$29,559,092	$11,128,798	$—	$40,687,890
Short-term investment	$1,233,709	$—	$—	$1,233,709
Total investments	$30,792,801	$11,128,798	$—	$41,921,599

*  See Schedule of investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded

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on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risk. The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distribution to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

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Notes to financial statements (cont'd)

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund's records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	0.65%
Next $100 million	0.61
Next $100 million	0.51
Over $300 million	0.46

The Adviser has agreed to waive fees and reimburse operating expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
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extraordinary expenses such as litigation) so that total annual operating expenses do not exceed 0.89% (the "expense cap"). This expense limitation arrangement cannot be terminated prior to April 30, 2022, without the Board of Trustees' consent.

Effective April 30, 2017, the Adviser is permitted to recapture amounts waived or reimbursed to the Fund over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the lesser of the established cap on expenses for that year or the cap in place when the waiver is incurred.

At December 31, 2020, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,
2021:	$158,752
2022:	157,757
2023:	185,711
Total	502,220

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator, fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), an affiliate to Fund Services, acts as the Fund's distributor and principal underwriter. For the year ended, December 31, 2020, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$84,969
Transfer agent*	$35,206
Compliance	$6,114
Custody	$4,473

*  Statement of operations includes service fees paid to participating insurance companies.

At December 31, 2020, the Fund had payables for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$14,800
Transfer agent	$3,357
Compliance	$1,012
Custody	$895

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $15,000 for their services and reimbursement of travel expenses during the year ended December 31, 2020. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
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Notes to financial statements (cont'd)

Note 4. Investment transactions

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follow:

	Investments	U.S. Government & Agency Obligations
Purchases	$7,687,478	$174,323
Sales	9,359,042	1,208,368

Note 5. Income tax information and distributions to shareholders

At December 31, 2020, the components of distributable accumulated earnings (deficit) on a tax basis were as follows:

Cost of Investments for tax purposes	$23,928,205
Gross tax unrealized appreciation	18,070,224
Gross tax unrealized depreciation	(76,830)
Net tax unrealized appreciation on investments	17,993,394
Undistributed ordinary income	117,523
Undistributed long-term capital gains	757,183
Other accumulated earnings (loss)	(32,530)
Total distributable earnings	$18,835,570

GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These difference are related to the treatment of paydown losses from mortgage backed securities. These classifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the following table show the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
(483)	483

As of December 31, 2020, the Fund has no capital loss carryforward balance.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019, was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distribution Paid From:
Ordinary Income	$421,846	$342,686
Net Long Term Capital Gains	2,295,721	1,387,761
Total	$2,717,567	$1,730,447

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
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Note 6. Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Note 7. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

Note 8. New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 ("ASU 2017-08"), "Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it requires the premium to be amortized to the earliest call date. The Fund has adopted the provisions of ASU 2017-08 and has concluded that the change in accounting principle does not materially impact the financial statement amounts.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
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Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Variable Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 1919 Variable Socially Responsive Balanced Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
22

the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
February 16, 2021

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
23

Other information (unaudited)

December 31, 2020

Proxy Voting

The Fund's proxy voting guidelines and a record of the Predecessor Fund's proxy votes for the 12 months ended June 30, 2020 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Portfolio Schedule

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (844) 828-1919 or on the EDGAR Database on the SEC's website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2020 was 31.25%.

For the year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 68.94%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2020, was 54.74%.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
24

Approval of Investment Advisory Agreement
1919 Variable Socially Responsive Balanced Fund (unaudited)

At a meeting held on August 13 and 14, 2020, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("Adviser"), for the 1919 Variable Socially Responsive Balanced Fund (the "Fund").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan, including how the Adviser has operated through the COVID-19 pandemic. The Board

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Approval of Investment Advisory Agreement
1919 Variable Socially Responsive Balanced Fund (unaudited) (cont'd)

also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the August meeting it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index. The Board considered that the Fund outperformed relative to its benchmark index for the 1-, 3-, and 5-year periods, underperformed relative to its benchmark index for the 10-year period, and outperformed relative to its peer group median/average for the 1-, 3-, 5-, and 10-year periods as of June 30, 2020. The Board noted that the Fund had achieved nearly thirty calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fees payable by the Fund, including a comparison of the fees to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for the Fund. The Board noted that the Fund's advisory fee was lower than its peer group median/average and that the Fund's net expense ratio was higher than its peer group median/average, but was well within the peer group range. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•  The Trustees considered whether, based on the asset size of the Fund, economies of scale had not yet been achieved. The Board considered that, in addition to the Adviser's commitment to maintain its cap on the Fund's expense ratio, the Adviser's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser's profitability, the Trustees reviewed the Adviser's financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser's profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
26

Trustee and officer information (unaudited)

December 31, 2020

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

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Trustee and officer information (unaudited) (cont'd)

December 31, 2020

Independent Trustees4 cont'd

Brian S. Ferrie
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Wan-Chong Kung
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1960
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
28

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling 1-844-828-1919.

1919 Variable Socially Responsive Balanced Fund 2020 Annual Report
29

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and/or
Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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30

1919
Variable Socially Responsive Balanced Fund

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 1250
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave. NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Albert J. DiUlio, Harry E. Resis, Brian Ferrie and Wan-Chong Kung are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

1919 Financial Services Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$12,400	$12,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$17,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Socially Responsive Balanced Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1919 Financial Services Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Socially Responsive Balanced Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

1919 Financial Services Fund

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Maryland Tax-Free Income Fund

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/10/2021

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	3/10/2021